Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2013

Boston Properties, Inc.

First Quarter 2013

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 800 Boylston Street - The Prudential Tower, Boston, MA; back left, 101 Huntington Avenue, Boston, MA; back right, 111 Huntington Avenue, Boston, MA)

Boston Properties, Inc.

First Quarter 2013

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and four retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-nine years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2013)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	157
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	60.5 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units)	170.4 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.57%
Total Combined Market Capitalization	$27.8 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2013

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Executive Chairman	Joel I. Klein Director	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Owen D. Thomas Chief Executive Officer and Director	Matthew J. Lustig Director	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Robert E. Selsam Senior Vice President and Regional Manager of New York

Douglas T. Linde President and Director	Alan J. Patricof Director, Chair of Audit Committee	Peter D. Johnston Senior Vice President and Regional Manager of Washington, DC	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Budinger Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger Director	David A. Twardock Director, Chair of Compensation Committee	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton	Arthur S. Flashman Vice President, Controller

Dr. Jacob A. Frenkel Director

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed
to Michael Walsh, Senior
Vice President, Finance at
617.236.3410 or
mwalsh@bostonproperties.com

Arista Joyner, Investor
Relations Manager at
617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012

High Closing Price	$109.46	$111.46	$116.07	$109.75	$107.57
Low Closing Price	$100.33	$100.03	$108.45	$99.03	$97.49
Average Closing Price	$105.48	$105.70	$111.48	$104.47	$102.95
Closing Price, at the end of the quarter	$101.06	$105.81	$110.61	$108.37	$104.99
Dividends per share - annualized	$2.60	$2.60	$2.20	$2.20	$2.20
Closing dividend yield - annualized	2.57%	2.46%	1.99%	2.03%	2.10%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units) (thousands) (1)	170,448	170,265	170,264	170,266	168,956
Closing market value of outstanding shares and units (thousands)	$17,486,559	$18,076,824	$18,893,986	$18,451,727	$17,738,690

(1)	For additional detail, see page 12.

Timing

Quarterly results for the next three quarters will be announced according to the following schedule:

Second Quarter 2013	Tentatively July 30, 2013
Third Quarter 2013	Tentatively October 28, 2013
Fourth Quarter 2013	Tentatively January 28, 2014

Boston Properties, Inc.

First Quarter 2013

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Michael Burke Argus Research Company 212.425.7500	Mitch Germain JMP Securities 212.906.3546	Tom Truxillo Bank of America Merrill Lynch 980.386.5212	George Hoglund Fitch Ratings 212.908.9149

Jeffrey Spector / Jamie Feldman Bank of America Merrill Lynch 212.449.6329 / 212.449.6339	Anthony Paolone / Joseph Dazio J.P. Morgan Securities 212.622.6682 / 212.622.6416	Thomas Cook Citi Investment Research 212.723.1112	Karen Nickerson Moody’s Investors Service 212.553.4924

Ross Smotrich / Michael Lewis Barclays Capital 212.526.2306 / 212.526.3098	Jordan Sadler / Craig Mailman KeyBanc Capital Markets 917.368.2280 / 917.368.2316	John Giordano Credit Suisse Securities 212.538.4935	Susan Madison Standard & Poor’s 212.438.4516

David Toti / Evan Smith Cantor Fitzgerald 212.829.5224 / 215.915.1220	Robert Stevenson Macquarie Research 212.857.6168	Mark Streeter J.P. Morgan Securities 212.834.5086

Michael Bilerman / Joshua Attie Citigroup Global Markets 212.816.1383 / 212.816.1685	Vance Edelson Morgan Stanley 212.761-4000	Thierry Perrein / Jason Jones Wells Fargo 704.715.8455 / 704.715.7932

James Sullivan / Tom Catherwood Cowen and Company 646.562.1380 / 646.562.1382	Todd Lukasik Morningstar 312-696-6869

Vin Chao Deutsche Bank Securities 212.250.6799	Rich Moore / Mike Carroll RBC Capital Markets 440.715.2646 / 440.715.2649

Sheila McGrath / Nathan Crossett Evercore Partners 212.497.0882 / 212.497.0870	David Rodgers / Matthew Spencer RW Baird 216.737.7341 / 414.298.5053

Michael Knott / Jed Reagan Green Street Advisors 949.640.8780 / 949.640.8780	Alexander Goldfarb / James Milam Sandler O’Neill & Partners 212.466.7937 / 212.466.8066

David Harris Imperial Capital 212.351.9429	John Guinee / Erin Aslakson Stifel, Nicolaus & Company 443.224.1307 / 443.224.1350

Steve Sakwa / George Auerbach ISI Group 212.446.9462 / 212.446.9459	Ross Nussbaum UBS Securities 212.713.2484

Omotayo Okusanya Jefferies & Co. 212.336.7076

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2013

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Selected Items:

Revenue	$483,014	$483,222	$469,352	$471,349	$443,693
Straight-line rent (1)	$18,134	$19,933	$21,351	$21,386	$21,902
Fair value lease revenue (1) (2)	$15,993	$16,055	$16,982	$17,440	$17,863
Revenue from residential properties	$5,578	$5,555	$5,496	$5,036	$5,556
Company share of funds from operations from unconsolidated joint ventures	$30,378	$28,727	$30,633	$44,704	$34,842
Lease termination fees (included in revenue) (1)	$476	$2,395	$1,779	$16,258	$3,387
Ground rent expense (3)	$5,008	$4,981	$5,003	$5,023	$8,224
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$7,158	$7,043	$6,930	$6,820	$8,264
Capitalized interest	$14,418	$12,869	$10,131	$10,077	$11,201
Capitalized wages	$2,750	$3,948	$2,778	$3,309	$2,668
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	64.8%	65.5%	64.5%	66.1%	65.4%
Gains (losses) from early extinguishments of debt	$—	$—	$(5,494)	$274	$767
Net income attributable to Boston Properties, Inc. common shareholders	$47,854	$65,400	$57,249	$118,559	$48,454
Funds from operations (FFO) attributable to Boston Properties, Inc.	$160,624	$192,462	$175,779	$206,474	$166,729
FFO per share - diluted	$1.06	$1.27	$1.15	$1.36	$1.12
Net income attributable to Boston Properties, Inc. per share - basic	$0.32	$0.43	$0.38	$0.79	$0.33
Net income attributable to Boston Properties, Inc. per share - diluted	$0.31	$0.43	$0.38	$0.78	$0.33
Dividends per common share	$0.65	$0.65	$0.55	$0.55	$0.55
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$144,802	$147,392	$128,710	$174,575	$119,696

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	3.14	3.11	2.84	3.36	2.87
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.72	2.74	2.57	3.03	2.56
FFO Payout Ratio (7)	61.32%	51.18%	47.83%	40.44%	49.11%
FAD Payout Ratio (8)	75.97%	74.55%	72.22%	53.24%	77.05%

	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Capitalization:

Common Stock Price @ Quarter End	$101.06	$105.81	$110.61	$108.37	$104.99
Equity Value @ Quarter End	$17,486,559	$18,076,824	$18,893,986	$18,451,727	$17,738,690
Total Consolidated Debt	$8,871,518	$8,912,369	$8,675,858	$8,921,207	$7,985,626
Total Consolidated Market Capitalization	$26,358,077	$26,989,193	$27,569,844	$27,372,934	$25,724,316
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	33.66%	33.02%	31.47%	32.59%	31.04%

BXP’s Share of Joint Venture Debt	$1,445,565	$1,445,346	$1,442,631	$1,440,541	$1,436,587
Total Combined Debt	$10,317,083	$10,357,715	$10,118,489	$10,361,748	$9,422,213
Total Combined Market Capitalization (10)	$27,803,642	$28,434,539	$29,012,475	$28,813,475	$27,160,903
Total Combined Debt/Total Combined Market Capitalization (10) (11)	37.11%	36.43%	34.88%	35.96%	34.69%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. For the three months ended March 31, 2012, the straight-line ground rent expense also includes a one-time adjustment of approximately $3.2 million. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $13,324, $12,761, $13,122, $12,824 and $12,124 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(8)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

First Quarter 2013

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
ASSETS
Real estate	$13,550,889	$13,581,454	$13,183,754	$13,161,405	$12,955,061
Construction in progress (1)	1,145,517	1,036,780	937,475	732,734	870,006
Land held for future development (2)	503,684	275,094	273,922	270,169	268,030
Less accumulated depreciation	(2,929,385)	(2,934,160)	(2,853,319)	(2,791,211)	(2,732,434)

Total real estate	12,270,705	11,959,168	11,541,832	11,373,097	11,360,663
Cash and cash equivalents	909,376	1,041,978	1,223,215	1,671,997	591,196
Cash held in escrows	55,410	55,181	32,926	32,265	31,219
Marketable securities	13,825	12,172	11,792	11,036	11,193
Tenant and other receivables, net	75,849	69,555	45,076	43,544	68,312
Related party notes receivable (3)	282,307	282,491	282,206	282,416	281,177
Interest receivable from related party notes receivable (3)	106,313	104,816	102,122	98,866	95,126
Accrued rental income, net	612,041	598,199	580,013	560,360	541,915
Deferred charges, net	572,890	588,235	535,077	504,689	501,202
Prepaid expenses and other assets	71,756	90,610	132,358	41,619	73,319
Investments in unconsolidated joint ventures	652,807	659,916	664,690	670,653	667,377

Total assets	$15,623,279	$15,462,321	$15,151,307	$15,290,542	$14,222,699

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$3,053,798	$3,102,485	$2,873,686	$2,902,125	$2,971,760
Unsecured senior notes, net of discount	4,639,843	4,639,528	4,639,217	4,863,413	3,865,369
Unsecured exchangeable senior notes, net of discount	1,177,877	1,170,356	1,162,955	1,155,669	1,148,497
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	210,359	199,102	193,684	163,688	165,633
Dividends and distributions payable	110,886	110,488	93,461	93,353	92,615
Accrued interest payable	99,491	72,461	101,874	65,188	100,595
Other liabilities	316,683	324,613	309,231	308,581	325,053

Total liabilities	9,608,937	9,619,033	9,374,108	9,552,017	8,669,522

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	110,876	110,876	110,876	51,537	51,537

Redeemable interest in property partnership	98,216	97,558	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Series B - 5.25% cumulative redeemable preferred stock, $.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 151,601,209, 150,856,237, 150,715,702, 149,384,341 and 148,107,611 outstanding, respectively	1,516	1,516	1,509	1,507	1,494
Additional paid-in capital	5,232,030	5,222,073	5,194,520	5,184,671	5,050,526
Dividends in excess of earnings	(160,697)	(109,985)	(76,830)	(51,152)	(86,787)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(13,253)	(13,817)	(14,379)	(14,978)	(15,558)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,256,874	5,097,065	5,102,098	5,117,326	4,946,953

Noncontrolling interests:
Common units of the Operating Partnership	540,103	539,753	566,077	571,222	555,954
Property partnerships	8,273	(1,964)	(1,852)	(1,560)	(1,267)

Total equity	5,805,250	5,634,854	5,666,323	5,686,988	5,501,640

Total liabilities and equity	$15,623,279	$15,462,321	$15,151,307	$15,290,542	$14,222,699

(1)	Represents the portion of the Company’s consolidated development projects which qualify for interest capitalization which generally excludes intangible assets.
(2)	Includes the acquisition of Transbay Tower on March 26, 2013, for which development activities have commenced. As of March 31, 2013, the Company’s investment totaled approximately $208.6 million.
(3)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns 767 Fifth Avenue (The GM Building) totaling $270.0 million and (2) two loans from the Company to the Company’s Value-Added Fund in maximum amounts aggregating $18.0 million, of which an aggregate net amount of approximately $12.3 million had been advanced as of March 31, 2013. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18. On April 10, 2013, in connection with the Company’s acquisition of the Mountain View Research Park and Mountain View Technology Park properties from the Value-Added Fund, the Value-Added Fund repaid the loans made by the Company.

Boston Properties, Inc.

First Quarter 2013

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Revenue
Rental
Base Rent	$377,728	$381,027	$369,227	$371,019	$354,825
Recoveries from tenants	64,429	59,713	59,849	57,361	51,648
Parking and other	23,830	22,448	22,893	23,356	22,259

Total rental revenue	465,987	463,188	451,969	451,736	428,732
Hotel revenue	8,291	11,691	9,359	10,049	6,816
Development and management services	8,736	8,343	8,024	9,564	8,145

Total revenue	483,014	483,222	469,352	471,349	443,693

Expenses
Operating	97,554	94,668	94,859	91,684	88,760
Real estate taxes	75,066	73,543	73,391	69,488	67,082
Hotel operating	7,044	8,519	6,886	6,616	6,099
General and administrative (1) (2)	43,571	15,940	19,757	19,066	27,619
Transaction costs	443	401	1,140	8	2,104
Impairment loss (6)	8,306	—	—	—	—
Depreciation and amortization	120,595	119,889	110,885	111,168	108,462

Total expenses	352,579	312,960	306,918	298,030	300,126

Operating income	130,435	170,262	162,434	173,319	143,567
Other income (expense)
Income from unconsolidated joint ventures (3)	8,721	6,949	9,217	21,191	11,721
Interest and other income	1,471	2,062	4,001	2,382	1,646
Gains (losses) from investments in securities (1)	735	187	587	(186)	801
Interest expense	(100,433)	(102,802)	(105,030)	(99,901)	(103,237)
Gains (losses) from early extinguishments of debt	—	—	(5,494)	274	767

Income from continuing operations	40,929	76,658	65,715	97,079	55,265
Discontinued operations
Income (loss) from discontinued operations	61	(50)	(193)	218	570
Gain on sale of real estate from discontinued operations (4)	—	—	—	36,877
Gain on forgiveness of debt from discontinued operations (5)	20,182	—	—	—	—
Impairment loss from discontinued operations (6)	(3,241)	—	—	—	—

Net income	57,931	76,608	65,522	134,174	55,835
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(2,574)	(2,331)	(458)	(457)	(546)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(1,180)	(1,057)	(874)	(765)	(801)
Noncontrolling interest - common units of the Operating Partnership (7)	(4,358)	(7,825)	(6,961)	(10,318)	(5,973)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (7)	(1,819)	5	20	(4,075)	(61)

Net income attributable to Boston Properties, Inc.	48,000	65,400	57,249	118,559	48,454
Preferred dividends	(146)	—	—	—	—

Net income attributable to Boston Properties, Inc. common shareholders	$47,854	$65,400	$57,249	$118,559	$48,454

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.32	$0.43	$0.38	$0.79	$0.33

Net income attributable to Boston Properties, Inc. per share - diluted	$0.31	$0.43	$0.38	$0.78	$0.33

(1)	Gains (losses) from investments in securities includes $735, $187, $587, $(186) and $801 and general and administrative expense includes $(752), $(187), $(597), $349 and $(825) for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2013, general and administrative expense includes an aggregate of approximately $19.5 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $6.6 million of compensation expense associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning. For the three months ended March 31, 2012, general and administrative expense includes approximately $4.5 million resulting from the resignation of the Company’s Chief Operating Officer.
(3)	For the three months ended September 30, 2012, income from unconsolidated joint ventures includes the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million.
(4)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(5)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.
(6)	On March 28, 2013, the Company executed a binding contract for the sale of its 303 Almaden property located in San Jose, California for a sale price of $40.0 million. 303 Almaden is a Class A office property totaling approximately 158,000 net rentable square feet. The carrying value of the property exceeds its net sale price and as a result the Company has recognized an impairment loss totaling approximately $3.2 million during the first quarter of 2013 which is excluded from FFO in accordance with NAREIT’s definition. The sale is subject to the satisfaction of customary closing conditions and there can be no assurances that the sale will be consummated on the terms currently contemplated, or at all. The impairment loss and operating results of this property through the execution date of the binding contract have been classified as discontinued operations on a historical basis for all periods. In addition, the Company recognized an impairment loss of approximately $8.3 million, which is included in FFO, to reduce the carrying value of its adjacent Almaden land parcel in San Jose, California to its estimated fair market value at March 31, 2013.
(7)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.14%, 10.39%, 10.48%, 10.54% and 10.67% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

First Quarter 2013

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Net income attributable to Boston Properties, Inc. common shareholders	$47,854	$65,400	$57,249	$118,559	$48,454
Add:
Preferred dividends	146	—	—	—	—
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	1,819	(5)	(20)	4,075	61
Noncontrolling interest - common units of the Operating Partnership	4,358	7,825	6,961	10,318	5,973
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,180	1,057	874	765	801
Noncontrolling interests in property partnerships	2,574	2,331	458	457	546
Impairment loss from discontinued operations	3,241	—	—	—	—
Less:
Income (loss) from discontinued operations	61	(50)	(193)	218	570
Gain on sale of real estate from discontinued operations	—	—	—	36,877	—
Gain on forgiveness of debt from discontinued operations	20,182	—	—	—	—

Income from continuing operations	40,929	76,658	65,715	97,079	55,265
Add:
Real estate depreciation and amortization (1)	142,555	142,029	132,887	135,219	132,618
Income from discontinued operations	61	(50)	(193)	218	570
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	—	248	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	3,038	2,795	923	956	1,010
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,180	1,057	874	765	801
Preferred dividends	146	—	—	—	—

Funds from operations (FFO) attributable to the Operating Partnership	179,181	214,785	196,364	230,795	186,642
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	18,557	22,323	20,585	24,321	19,913

FFO attributable to Boston Properties, Inc. (3)	$160,624	$192,462	$175,779	$206,474	$166,729

FFO per share - basic	$1.06	$1.27	$1.17	$1.37	$1.12

Weighted average shares outstanding - basic	151,646	151,006	150,801	150,312	148,343

FFO per share - diluted	$1.06	$1.27	$1.15	$1.36	$1.12

Weighted average shares outstanding - diluted	153,259	152,708	153,310	152,047	150,140

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $120,595, $119,889, $110,885, $111,168 and $108,462, our share of unconsolidated joint venture real estate depreciation and amortization of $21,657, $21,778, $21,664, $23,513 and $23,121, and depreciation and amortization from discontinued operations of $596, $661, $669, $907 and $1,403, less corporate related depreciation of $293, $299, $331, $369 and $368 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(2)	For the three months ended September 30, 2012, consists of the gain on sale of the Value-Added Fund’s 300 Billerica Road property included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012 was 89.86%, 89.61%, 89.52%, 89.46% and 89.33%, respectively.

Boston Properties, Inc.

First Quarter 2013

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$179,181	168,750	$214,785	168,521	$196,364	168,461	$230,795	168,018	$186,642	166,060
Effect of Dilutive Securities
Convertible Preferred Units	879	1,307	749	1,307	764	1,327	765	1,353	801	1,394
Stock based compensation and exchangeable senior notes	—	306	—	395	—	1,182	—	382	—	403

Diluted FFO	$180,060	170,363	$215,534	170,223	$197,128	170,970	$231,560	169,753	$187,443	167,857

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	18,077	17,104	22,177	17,515	20,361	17,660	24,152	17,706	19,784	17,717

Company’s share of diluted FFO (1)	$161,983	153,259	$193,357	152,708	$176,767	153,310	$207,408	152,047	$167,659	150,140

FFO per share - basic	$1.06		$1.27		$1.17		$1.37		$1.12

FFO per share - diluted	$1.06		$1.27		$1.15		$1.36		$1.12

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012 was 89.96%, 89.71%, 89.67%, 89.57% and 89.45%, respectively.

Boston Properties, Inc.

First Quarter 2013

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Basic FFO (see page 9)	$179,181	$214,785	$196,364	$230,795	$186,642
2nd generation tenant improvements and leasing commissions	(38,380)	(34,815)	(40,116)	(36,519)	(50,678)
Straight-line rent (1)	(18,134)	(19,933)	(21,351)	(21,386)	(21,902)
Recurring capital expenditures	(6,418)	(10,711)	(6,262)	(5,005)	(1,796)
Fair value interest adjustment (1)	(224)	(143)	1,335	1,292	202
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	7,158	7,043	6,930	6,820	8,264
Fair value lease revenue (1) (2)	(15,993)	(16,055)	(16,982)	(17,440)	(17,863)
Hotel improvements, equipment upgrades and replacements	(143)	(214)	(305)	(190)	(187)
Straight-line ground rent expense adjustment (3)	1,801	1,838	1,838	1,838	5,032
Non real estate depreciation	293	299	331	369	368
Stock-based compensation (4)	25,783	4,820	6,746	6,755	11,358
Impairment loss	8,306	—	—	—	—
Non-cash losses (gains) from early extinguishments of debt	—	—	196	(282)	(914)
Non-cash termination adjustment (including fair value lease amounts)	1,106	155	(154)	4,938	56
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	466	323	140	2,590	1,114

Funds available for distribution to common shareholders and common unitholders (FAD)	$144,802	$147,392	$128,710	$174,575	$119,696

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Excluding Capitalized Interest
Income from continuing operations	$40,929	$76,658	$65,715	$97,079	$55,265
Interest expense	100,433	102,802	105,030	99,901	103,237
Depreciation and amortization expense	120,595	119,889	110,885	111,168	108,462
Depreciation and amortization expense from unconsolidated joint ventures	21,657	21,778	21,664	23,513	23,121
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	(248)	—	—
Depreciation and amortization expense - discontinued operations	596	661	669	907	1,403
Interest expense - discontinued operations	360	650	650	649	645
Income (loss) from discontinued operations	61	(50)	(193)	218	570
Impairment loss	8,306	—	—	—	—
Non-cash losses (gains) from early extinguishments of debt	—	—	196	(282)	(914)
Non-cash termination adjustment (including fair value lease amounts)	1,106	155	(154)	4,938	56
Stock-based compensation	25,783	4,820	6,746	6,755	11,358
Straight-line ground rent expense adjustment (3)	1,801	1,838	1,838	1,838	5,032
Straight-line rent (1)	(18,134)	(19,933)	(21,351)	(21,386)	(21,902)
Fair value lease revenue (1) (2)	(15,993)	(16,055)	(16,982)	(17,440)	(17,863)

Subtotal	287,500	293,213	274,465	307,858	268,470

Divided by:
Adjusted interest expense (5) (6) (7)	91,462	94,212	96,593	91,670	93,523

Interest Coverage Ratio	3.14	3.11	2.84	3.36	2.87

Including Capitalized Interest
Income from continuing operations	$40,929	$76,658	$65,715	$97,079	$55,265
Interest expense	100,433	102,802	105,030	99,901	103,237
Depreciation and amortization expense	120,595	119,889	110,885	111,168	108,462
Depreciation and amortization expense from unconsolidated joint ventures	21,657	21,778	21,664	23,513	23,121
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	(248)	—	—
Depreciation and amortization expense - discontinued operations	596	661	669	907	1,403
Interest expense - discontinued operations	360	650	650	649	645
Income (loss) from discontinued operations	61	(50)	(193)	218	570
Impairment loss	8,306	—	—	—	—
Non-cash losses (gains) from early extinguishments of debt	—	—	196	(282)	(914)
Non-cash termination adjustment (including fair value lease amounts)	1,106	155	(154)	4,938	56
Stock-based compensation	25,783	4,820	6,746	6,755	11,358
Straight-line ground rent expense adjustment (3)	1,801	1,838	1,838	1,838	5,032
Straight-line rent (1)	(18,134)	(19,933)	(21,351)	(21,386)	(21,902)
Fair value lease revenue (1) (2)	(15,993)	(16,055)	(16,982)	(17,440)	(17,863)

Subtotal	287,500	293,213	274,465	307,858	268,470

Divided by:
Adjusted interest expense (5) (6) (7) (8)	105,880	107,081	106,724	101,747	104,724

Interest Coverage Ratio	2.72	2.74	2.57	3.03	2.56

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2013, stock-based compensation expense includes an aggregate of approximately $16.9 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $4.0 million of stock-based compensation awards associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning. For the three months ended March 31, 2012, general and administrative expense includes approximately $4.5 million resulting from the resignation of the Company’s Chief Operating Officer.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $7,158, $7,043, $6,930, $6,820 and $8,264 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(6)	Excludes amortization of financing costs of $2,173, $2,197, $2,157, $2,060 and $2,095 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(7)	Includes interest expense from discontinued operations of $360, $650, $650, $649 and $645 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(8)	Includes capitalized interest of $14,418, $12,869, $10,131, $10,077 and $11,201 for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

Boston Properties, Inc.

First Quarter 2013

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal March 31, 2013
Mortgage Notes Payable	$3,017,870
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	4,650,000
Unsecured Exchangeable Senior Notes, at face value	1,197,500

Total Debt	8,865,370
Fair Value Adjustment on Mortgage Notes Payable	35,928
Discount on Unsecured Senior Notes	(10,157)
Discount on Unsecured Exchangeable Senior Notes	(1,290)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(18,333)

Total Consolidated Debt	$8,871,518

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$4,650,000
Principal Amount at Quarter End	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$4,650,000
Yield (on issue date)	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.74%
Coupon	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.62%
Public Offering Price	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.71%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$2,055	$1,626	$5,094	$586	$347	$362	$87	$10,157

Unsecured Senior Notes, net of discount	$997,945	$848,374	$844,906	$699,414	$699,653	$249,638	$299,913	$4,639,843

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	4/6/2006	Total/Average
Original Principal Amount	$747,500	$450,000	$1,197,500
Principal Amount at Quarter End	$747,500	$450,000	$1,197,500
Yield (on issue date)	4.037%	3.787%	3.94%
GAAP Yield	6.555%	5.958%	6.33%
Coupon	3.625%	3.750%
Exchange Rate	8.5051	10.0066
Exchange Price	$134.52 (2)	$99.93
Diluted share impact for the current quarter	—	237	237
First Optional Redemption Date	N/A	5/18/2013 (3)
Maturity Date	2/15/2014	5/15/2036
Discount	$1,290	$—	$1,290
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$17,105	$1,228	$18,333

Unsecured Senior Exchangeable Notes	$729,105	$448,772	$1,177,877

Equity

(in thousands)

	Shares/Units Outstanding as of 3/31/2013	Common Stock Equivalents		Equivalent Value (4)
Common Stock	151,640	151,640	(5)	$15,324,738
Common Operating Partnership Units	17,501	17,501	(6)	1,768,651
Series Two Preferred Operating Partnership Units	996	1,307		132,094
Series Four Preferred Operating Partnership Units	1,222	—		61,076	(7)
Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(8)

Total Equity		170,448		$17,486,559

Total Consolidated Debt				$8,871,518

Total Consolidated Market Capitalization				$26,358,077

BXP’s share of Joint Venture Debt				$1,445,565	(9)
Total Combined Debt (10)				$10,317,083

Total Combined Market Capitalization (11)				$27,803,642

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., in the case of the exchangeable senior notes due 2036, through the first optional redemption date; in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of March 31, 2013, the exchange price was $134.52 per share.
(3)	On April 15, 2013, the Company announced that holders of the 3.75% Exchangeable Senior Notes due 2036 (the “Notes”) of its Operating Partnership have the right to surrender their Notes for purchase by the Operating Partnership (the “Put Right”) on May 18, 2013. The opportunity to exercise the Put Right will expire at 5:00 p.m., New York City time, on May 13, 2013. On April 15, 2013, the Company also announced that the Operating Partnership issued a notice of redemption to the holders of the Notes to redeem, on May 18, 2013 (the “Redemption Date”), all of the Notes outstanding on the Redemption Date. In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on May 16, 2013. Notes with respect to which the Put Right is not exercised (or with respect to which the Put Right is exercised and subsequently withdrawn prior to the withdrawal deadline) and that are not surrendered for exchange prior to 5:00 p.m., New York City time, on May 16, 2013, will be redeemed by the Operating Partnership on the Redemption Date at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.
(4)	Values based on March 31, 2013 closing price of $101.06 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 7 below) and the Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 8 below).
(5)	Includes 66 shares of restricted stock.
(6)	Includes 1,449 long-term incentive plan units, but excludes an aggregate of 1,080 Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units.
(7)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million.
(8)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing a 1/100th of a share) of its newly designated 5.25% Series B Cumulative Redeemable Preferred Stock, at a price of $2,500.00 per share ($25.00 per depositary share). The net proceeds from this offering were approximately $194 million, after deducting the underwriting discount and transaction expenses. The Company will pay cumulative cash dividends on the Series B Preferred Stock at a rate of 5.25% per annum of the $2,500.00 liquidation preference per share. The Company may not redeem the Series B Preferred Stock prior to March 27, 2018. On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(9)	Excludes the Company’s share ($282,307) of partner loans made to unconsolidated joint ventures.
(10)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(11)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

First Quarter 2013

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of March 31, 2013

(in thousands)

	2013	2014	2015	2016	2017	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$59,342	$87,757	$26,182	$608,879	$1,521,750	$713,960	$3,017,870
Fair Value Adjustment	7,866	10,433	10,792	6,475	362	—	35,928

Mortgage Notes Payable	67,208	98,190	36,974	615,354	1,522,112	713,960	3,053,798

Unsecured Exchangeable Senior Notes, net of discount	450,000 (2)	746,210	—	—	—	—	1,196,210

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(15,895)	(2,438)	—	—	—	—	(18,333)

Unsecured Exchangeable Senior Notes	434,105	743,772	—	—	—	—	1,177,877

Unsecured Senior Notes, net of discount	—	—	549,551	—	—	4,090,292	4,639,843

Total Fixed Debt	$501,313	$841,962	$586,525	$615,354	$1,522,112	$4,804,252	$8,871,518

Total Consolidated Debt	$501,313	$841,962	$586,525	$615,354	$1,522,112	$4,804,252	$8,871,518

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.90%	6.46%	5.48%	5.27%	5.29%	4.69%	5.12%

Total GAAP Weighted Average Rate	5.90%	6.46%	5.48%	5.27%	5.29%	4.69%	5.12%

Total Stated Weighted Average Rate	4.16%	4.02%	5.40%	6.42%	5.53%	4.61%	4.87%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

Facility	Outstanding at 3/31/2013	Letters of Credit	Remaining Capacity at 3/31/2013
$750,000	$—	$14,960	$735,040

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	65.58%	4.48%	5.06%	5.7	years
Secured Debt	34.42%	5.61%	5.23%	5.0	years

Total Consolidated Debt	100.00%	4.87%	5.12%	5.5	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.87%	5.12%	5.5	years

Total Consolidated Debt	100.00%	4.87%	5.12%	5.5	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs. On April 15, 2013, the Company announced that holders of the 3.75% Exchangeable Senior Notes due 2036 (the “Notes”) of its Operating Partnership have the right to surrender their Notes for purchase by the Operating Partnership (the “Put Right”) on May 18, 2013. The opportunity to exercise the Put Right will expire at 5:00 p.m., New York City time, on May 13, 2013. On April 15, 2013, the Company also announced that the Operating Partnership issued a notice of redemption to the holders of the Notes to redeem, on May 18, 2013 (the “Redemption Date”), all of the Notes outstanding on the Redemption Date. In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on May 16, 2013. Notes with respect to which the Put Right is not exercised (or is exercised and subsequently withdrawn) and that are not surrendered for exchange prior to 5:00 p.m., New York City time, on May 16, 2013, will be redeemed by the Operating Partnership at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Boston Properties, Inc.

First Quarter 2013

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2013

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$750,000	$—	$750,000
601 Lexington Avenue	2,747	11,321	11,870	12,447	13,051	673,564	725,000
John Hancock Tower and Garage	—	—	—	—	640,500	—	640,500	(2)
Embarcadero Center Four	3,877	5,452	5,794	348,886	—	—	364,009
Fountain Square (50% ownership)	—	—	—	211,250	—	—	211,250	(2)
505 9th Street (50% ownership)	1,743	2,441	2,585	2,737	113,596	—	123,102
New Dominion Technology Park, Building Two	—	63,000	—	—	—	—	63,000
140 Kendrick Street	47,588	—	—	—	—	—	47,588	(2)(3)
New Dominion Technology Park, Building One	1,090	2,304	2,481	2,672	2,878	32,943	44,368
Kingstowne Two and Retail	1,308	1,837	1,950	29,277	—	—	34,372	(2)
University Place	989	1,402	1,502	1,610	1,725	7,453	14,681

	59,342	87,757	26,182	608,879	1,521,750	713,960	3,017,870

Aggregate Fair Value Adjustments	7,866	10,433	10,792	6,475	362	—	35,928

	67,208	98,190	36,974	615,354	1,522,112	713,960	3,053,798

Unsecured Exchangeable Senior Notes, net of discount	450,000 (4)	746,210	—	—	—	—	1,196,210
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(15,895)	(2,438)	—	—	—	—	(18,333)

	434,105	743,772	—	—	—	—	1,177,877

Unsecured Senior Notes, net of discount	—	—	549,551	—	—	4,090,292	4,639,843
Unsecured Line of Credit	—	—	—	—	—	—	—	(5)

	$501,313	$841,962	$586,525	$615,354	$1,522,112	$4,804,252	$8,871,518

% of Total Consolidated Debt	5.65%	9.49%	6.61%	6.94%	17.16%	54.15%	100.00%
Balloon Payments	$497,181	$809,210	$549,551	$583,782	$1,501,619	$4,723,846	$8,665,189
Scheduled Amortization	$20,027	$35,190	$36,974	$31,572	$20,493	$80,406	$224,662

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	This mortgage loan was repaid on April 1, 2013.
(4)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs. On April 15, 2013, the Company announced that holders of the 3.75% Exchangeable Senior Notes due 2036 (the “Notes”) of its Operating Partnership have the right to surrender their Notes for purchase by the Operating Partnership (the “Put Right”) on May 18, 2013. The opportunity to exercise the Put Right will expire at 5:00 p.m., New York City time, on May 13, 2013. On April 15, 2013, the Company also announced that the Operating Partnership issued a notice of redemption to the holders of the Notes to redeem, on May 18, 2013 (the “Redemption Date”), all of the Notes outstanding on the Redemption Date. In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on May 16, 2013. Notes with respect to which the Put Right is not exercised (or is exercised and subsequently withdrawn) and that are not surrendered for exchange prior to 5:00 p.m., New York City time, on May 16, 2013, will be redeemed by the Operating Partnership at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.
(5)	The Unsecured Line of Credit matures on June 24, 2014 and the Company has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2013

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2013 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		March 31, 2013
Total Assets:
Capitalized Property Value (1)		$19,179,982	$19,605,250
Cash and Cash Equivalents		909,376	909,376
Investments in Marketable Securities		13,825	13,825
Undeveloped Land, at Cost (including Joint Venture %)		519,584	519,584
Development in Process, at Cost (including Joint Venture %)		1,154,499	1,154,499

Total Assets		$21,777,266	$22,202,534

Unencumbered Assets		$14,451,789	$14,716,718

Secured Debt (Fixed and Variable) (2)		$3,017,870	$3,017,870
Joint Venture Debt		1,445,565	1,445,565
Contingent Liabilities & Letters of Credit		18,267	18,267
Unsecured Debt (3)		5,847,500	5,847,500

Total Outstanding Debt		$10,329,202	$10,329,202

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)		$40,929	$40,929
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(8,721)	(8,721)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(735)	(735)

Add: General and administrative expense associated with the acceleration of unvested long-term equity awards for the Company’s Executive Chairman during the first quarter		12,858	12,858
Add: Impairment Loss (per Consolidated Income Statement)		8,306	8,306
Add: Interest Expense (per Consolidated Income Statement)		100,433	100,433
Add: Depreciation and Amortization (per Consolidated Income Statement)		120,595	120,595

EBITDA		273,665	273,665
Add: Company share of unconsolidated joint venture EBITDA		51,338	51,338

Consolidated EBITDA		$325,003	$325,003

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$100,433	$100,433
Add: Company share of unconsolidated joint venture interest expense		21,949	21,949
Less: Amortization of financing costs		(2,173)	(2,173)
Less: Interest expense funded by construction loan draws		(365)	(365)

Adjusted Interest Expense		$119,844	$119,844

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	47.4%	46.5%
Secured Debt/Total Assets	Less than 50%	20.5%	20.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.69	2.69
Unencumbered Assets/ Unsecured Debt	Greater than 150%	247.1%	251.7%

Unencumbered Consolidated EBITDA		$216,906	$216,906

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.97	2.97

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		66.7%	66.7%

# of unencumbered properties		124	124

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $35,928.
(3)	Excludes aggregate debt discount of $11,447 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $18,333.

Boston Properties, Inc.

First Quarter 2013

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total

767 Fifth Avenue (The GM Building) (60%)	$—	$—	$—	$—	$963,600	$—	$963,600	(1)(2)
125 West 55th Street (60%)	1,333	1,874	1,991	2,116	2,249	109,996	119,559
Metropolitan Square (51%)	662	1,187	1,257	1,332	1,410	83,402	89,250
540 Madison Avenue (60%)	70,860	—	—	—	—	—	70,860	(2)
Market Square North (50%)	161	993	1,042	1,094	1,148	60,562	65,000
901 New York Avenue (25%)	590	823	37,590	—	—	—	39,003
Annapolis Junction Building One (50%)	210	279	279	279	279	19,520	20,846	(3)
500 North Capitol Street, N.W. (30%)	—	26,955	—	—	—	—	26,955	(4)
Annapolis Junction Building Six (50%)	6,997	—	—	—	—	—	6,997	(4)

	80,813	32,111	42,159	4,821	968,686	273,480	1,402,070

Aggregate Fair Value Adjustments	5,331	7,087	7,612	8,175	6,529	—	34,734

	$86,144	$39,198	$49,771	$12,996	$975,215	$273,480	$1,436,804

GAAP Weighted Average Rate	6.06%	3.01%	5.29%	5.54%	6.64%	5.49%	6.26%
% of Total Debt	6.00%	2.73%	3.46%	0.90%	67.88%	19.03%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	3.91%	1.89%	2.37%	2.7 years
Fixed Rate Debt	96.09%	5.85%	6.41%	4.7 years

Total Debt	100.00%	5.69%	6.26%	4.7 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	These properties have fair value adjustments, which are aggregated below.
(3)	Loan has one, three-year extension option, subject to certain conditions.
(4)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2013

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2013

	767 Fifth Avenue (The GM Building)		125 West 55th Street (14)	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (2)	Annapolis Junction (3)	Eighth Avenue and 46th Street (4)	500 North Capitol Street, N.W.	Subtotal	Value- Added Fund (5)(6)(13)		Total Unconsolidated Joint Ventures
Investment (7)	$640,529	(8)	$116,716	$(89)	$70,010	$(10,245)	$8,082	$(2,138)	$48,816	$19,590	$10,398	$2,439	$904,108	$31,008		$935,116
Note Receivable	270,000	(8)	—	—	—	—	—	—	—	—	—	—	270,000	12,308	(9)	282,308

Net Equity (7)	$370,529		$116,716	$(89)	$70,010	$(10,245)	$8,082	$(2,138)	$48,816	$19,590	$10,398	$2,439	$634,108	$18,700		$652,808

Mortgage/Construction loans payable (7) (10)	$963,600		$119,559	$—	$70,860	$65,000	$89,250	$39,003	$—	$27,843	$—	$26,955	$1,402,070	$43,495		$1,445,565

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2013

	767 Fifth Avenue (The GM Building)	125 West 55th Street (14)	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (3)		Eighth Avenue and 46th Street (4)	500 North Capitol Street, N.W.	Subtotal	Value- Added Fund (5)(6)(13)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$60,975	$9,971	$—	$5,081	$5,523	$8,880	$8,987		$1,172	$4,728		$—	$1,028	$106,345	$4,886		$111,231
Straight-line rent	645	1,156	—	189	(6)	32	(295)		—	16		—	2,253	3,990	(6)		3,984
Fair value lease revenue	20,189	297	—	(84)	—	—	—		—	—		—	—	20,402	33		20,435
Termination Income	—	—	—	—	—	—	—		—	—		—	—	—	—		—

Total revenue	81,809	11,424	—	5,186	5,517	8,912	8,692		1,172	4,744		—	3,281	130,737	4,913		135,650

EXPENSES
Operating	22,404	3,721	9	2,942	2,304	3,249	3,108		685	1,411		65	1,183	41,081	1,285		42,366

NET OPERATING INCOME	59,405	7,703	(9)	2,244	3,213	5,663	5,584		487	3,333		(65)	2,098	89,656	3,628		93,284

Interest	26,211	3,071	—	1,932	1,597	2,541	2,053		—	231		—	502	38,138	877		39,015
Interest other - partner loans	16,892	—	—	—	—	—	—		—	—		—	—	16,892	327		17,219
Depreciation and amortization	25,146	2,876	—	1,860	803	1,949	1,383		1,373	1,466		—	703	37,559	1,718		39,277

SUBTOTAL	68,249	5,947	—	3,792	2,400	4,490	3,436		1,373	1,697		—	1,205	92,589	2,922		95,511

Gain on sale of real estate	—	—	—	—	—	—	—		—	—		—	—	—	—		—

NET INCOME/(LOSS)	$(8,844)	$1,756	$(9)	$(1,548)	$813	$1,173	$2,148		$(886)	$1,636		$(65)	$893	$(2,933)	$706		$(2,227)

BXP’s share of net income/(loss)	$(5,306)	$1,054	$(5)	$(929)	$407	$598	$1,212	(11)	$(303)	$818	(11)	$(33)	$268	$(2,220)	$347	(6)(11)	$(1,873)
Basis differential (12)	—	214	—	158	—	—	—		—	—		—	—	372	87	(6)	459
Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—		—
Elimination of inter-entity interest on partner loan	10,135	—	—	—	—	—	—		—	—		—	—	10,135	—		10,135

Income/(loss) from unconsolidated joint ventures	$4,829	$1,268	$(5)	$(771)	$407	$598	$1,212		$(303)	$818		$(33)	$268	$8,287	$434	(6)	$8,721

Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—		—
BXP’s share of depreciation & amortization	15,088	1,484	—	967	401	994	732	(11)	458	733	(11)	—	211	21,068	589	(6)(11)	21,657

BXP’s share of Funds from Operations (FFO)	$19,917	$2,752	$(5)	$196	$808	$1,592	$1,944		$155	$1,551		$(33)	$479	$29,355	$1,023	(6)	$30,378

BXP’s share of net operating income/(loss)	$35,643	$4,595	$(5)	$1,355	$1,607	$2,888	$1,396		$162	$1,667		$(33)	$629	$49,904	$1,434	(6)	$51,338

(1)	The property was sold on October 25, 2011.
(2)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project has been consolidated within the accounts of the Company.
(3)	Annapolis Junction includes two properties in service, one property in development and two undeveloped land parcels. On February 28, 2013, the Company fully placed in-service Annapolis Junction Building Six.
(4)	Property is currently not in service (i.e., under construction or undeveloped land).
(5)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(6)	Represents the Company’s 25% interest in 300 Billerica Road (the property was sold on September 27, 2012), as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(7)	Represents the Company’s share.
(8)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(9)	Represents two loans from the Company to the Value-Added Fund. The loans from the Company bear interest at a fixed rate of 10.0% per annum and mature on May 31, 2014 and November 22, 2014. On April 10, 2013, in connection with the Company’s acquisition of the Mountain View properties from the Value-Added Fund, the Value-Added Fund repaid the loans made by the Company.
(10)	Excludes fair value adjustments.
(11)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(12)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(13)	On April 10, 2013, the Company’s Value-Added Fund completed the sale of its Mountain View properties located in Mountain View, California for approximately $233.5 million. Net cash proceeds totaled approximately $109.2 million, of which the Company’s share was approximately $43.2 million, after the repayment of approximately $110.0 million of mortgage and $12.5 million of mezzanine indebtness, and payment of transaction costs.
(14)	On April 10, 2013, the joint venture entered into a purchase and sales agreement to sell the property for $470.0 million.

Boston Properties, Inc.

First Quarter 2013

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. The remaining assets in the Value-Added Fund represent the Mountain View properties, of which the Company’s interest is approximately 39.5%. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

On April 10, 2013, the Company acquired the Mountain View properties from the Value-Added Fund and intends to wind-up and dissolve the Value-Added Fund. As a result of the acquisition, the Company owns 100% of the Mountain View properties and will account for them prospectively on a consolidated basis.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)

Mountain View Research Park, Mountain View, CA	16	603,564	85.6%	$32.04	$35,591	(3)
Mountain View Technology Park, Mountain View, CA	7	135,279	100.0%	27.04	7,904	(4)

Total	23	738,843	88.3%	$31.00	$43,495

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2013

Value-Added Fund
REVENUE
Rental	$4,886
Straight-line rent	(6)
Fair value lease revenue	33

Total revenue	4,913

EXPENSES
Operating	1,285

SUBTOTAL	3,628

Interest	877
Interest other - partner loans	327
Depreciation and amortization	1,718

SUBTOTAL	2,922

Gain on sale of real estate	—

NET INCOME	$706

BXP’s share of net income	$347
Basis differential (5)	87
Gain on sale of investment	—

Income from Value-Added Fund	$434
Gain on sale of investment	—
BXP’s share of depreciation & amortization	589

BXP’s share of Funds from Operations (FFO)	$1,023

The Company’s Equity in the Value-Added Fund	$18,700

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a variable rate of LIBOR plus 2.00% and matures on May 31, 2014. In conjunction with the mortgage loan, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $8.6 million was outstanding as of March 31, 2013. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17. On April 10, 2013, in connection with the Company’s acquisition, the Value-Added Fund repaid the loan made by the Company.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 2.50% and matures on November 22, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $6.0 million to the Value-Added Fund, of which approximately $3.7 million was outstanding as of March 31, 2013. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on November 22, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17. On April 10, 2013, in connection with the Company’s acquisition, the Value-Added Fund repaid the loan made by the Company.
(5)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

First Quarter 2013

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended March 31, 2013 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	13,154,092		27.7%	392,530	1.1%	13,546,622		32.8%	0.2%	0.4%	29.4%
New York	8,687,255	(5)	35.4%	—	—	8,687,255	(5)	21.0%	—	—	35.4%
Princeton	2,465,880		2.5%	—	—	2,465,880		6.0%	—	—	2.5%
San Francisco	5,120,504		9.6%	29,620	0.0%	5,150,124		12.5%	—	—	9.6%
Washington, DC	10,690,184	(6)	21.6%	756,325	0.9%	11,446,509	(6)	27.7%	0.6%	—	23.1%

	40,117,915		96.8%	1,178,475	2.0%	41,296,390		100.0%	0.8%	0.4%	100.0%

% of Total	97.1%			2.9%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	24.4%	5.0%	29.4%
New York	35.4%	—	35.4%
Princeton	—	2.5%	2.5%
San Francisco	7.7%	1.9%	9.6%
Washington, DC	10.1%	13.0%	23.1%

Total	77.6%	22.4%	100.0%

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	46,939	15,941,574

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)
Cambridge Center Marriott, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of Units	Square Feet
Residences on The Avenue, Washington, DC	335	323,050	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(9)

Total Residential Properties	421	410,147

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,818,168 square feet at 767 Fifth Avenue (The GM Building), 587,666 square feet at 125 West 55th Street and 294,228 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,455 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 758,212 square feet at Fountain Square which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 57% occupied.

Boston Properties, Inc.

First Quarter 2013

In-Service Property Listing

as of March 31, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,629	97.4%	$52.29	Y	CBD
(2) 100 Federal Street	CBD Boston MA	1	1,265,399	96.0%	47.46	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	97.2%	51.32	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,975	97.2%	58.65	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	797,877	93.1%	62.08	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	100.0%	41.76	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,205	100.0%	75.81	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.62	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	100.0%	49.04	N	CBD
Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	43.05	N	CBD
Four Cambridge Center	East Cambridge MA	1	200,567	100.0%	46.53	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	51.44	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.59	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.55	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	53.83	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	41.03	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	985,191	60.2%	34.02	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	80.1%	33.82	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.95	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	37.23	Y	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,993	68.5%	30.61	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	41.97	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.62	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	78.4%	32.06	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.18	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	96.2%	31.97	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,229	74.8%	24.73	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.60	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	60.9%	27.06	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	36.89	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	37.16	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	0.0%	—	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	84.8%	27.64	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.67	N	S
181 Spring Street	Route 128 Northwest MA	1	55,792	100.0%	30.09	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.11	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	87.7%	19.43	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.95	N	S

		46	13,154,092	91.0%	$46.44

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$87.25	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$73.13

	Total Boston:	50	13,546,622	90.6%	$47.09

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2013

In-Service Property Listing (continued)

as of March 31, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	98.3%	$86.94	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,868	98.8%	88.22	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,782	97.4%	84.98	N	CBD
Times Square Tower	Times Square NY	1	1,245,817	99.1%	70.19	N	CBD
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,818,168	95.0%	131.99	Y	CBD
(2) 510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	57.3%	109.28	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	294,228	64.7%	107.06	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	587,666	93.7%	70.75	Y	CBD

	Total New York:	8	8,687,255	94.5%	$93.68

Princeton
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$29.37	N	S
104 Carnegie Center	Princeton NJ	1	102,886	90.2%	33.53	N	S
105 Carnegie Center	Princeton NJ	1	69,955	100.0%	30.23	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.91	N	S
202 Carnegie Center	Princeton NJ	1	130,582	100.0%	35.88	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	26.90	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	34.84	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.83	N	S
212 Carnegie Center	Princeton NJ	1	150,395	63.8%	35.15	N	S
214 Carnegie Center	Princeton NJ	1	150,774	65.1%	31.79	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	16.79	N	S
502 Carnegie Center	Princeton NJ	1	122,460	83.3%	35.31	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.08	N	S
506 Carnegie Center	Princeton NJ	1	149,110	72.8%	32.26	N	S
508 Carnegie Center	Princeton NJ	1	132,675	23.7%	36.93	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.57	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.78	N	S

		16	2,051,232	85.2%	$32.09

One Tower Center	East Brunswick NJ	1	414,648	44.1%	$31.79	N	S

		1	414,648	44.1%	$31.79

	Total Princeton:	17	2,465,880	78.3%	$32.06

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,594	93.2%	$46.62	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.6%	51.66	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	95.5%	44.55	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	935,038	89.9%	54.78	Y	CBD

		4	3,323,486	94.1%	$49.52

611 Gateway	South San Francisco CA	1	257,664	81.0%	$34.76	N	S
601 and 651 Gateway	South San Francisco CA	2	506,277	99.3%	34.75	N	S
(2) 303 Almaden	San Jose CA	1	158,499	91.5%	38.30	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	87.2%	14.94	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	15.18	N	S
2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	48.60	N	S

		14	1,797,018	79.8%	$30.47

Office/Technical
(2) 453 Ravendale Avenue	Mountain View CA	1	29,620	100.0%	$18.97	N	S

		1	29,620	100.0%	$18.97

	Total San Francisco:	19	5,150,124	89.1%	$43.34

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2013

In-Service Property Listing (continued)

as of March 31, 2013

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	631,033	90.6%	$53.80	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	45.23	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	97.8%	54.80	Y	CBD
	1301 New York Avenue	East End Washington DC	1	201,281	100.0%	46.91	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	408,455	84.0%	61.02	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	69.22	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	63.16	Y	CBD
(3)	601 Massachusetts Avenue	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
	2200 Pennsylvania Avenue	CBD Washington DC	1	458,761	95.0%	72.85	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	91.8%	52.31	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	59.97	N	CBD
(2)	500 North Capitol (30% ownership)	CBD Washington DC	1	231,411	81.9%	59.35	Y	CBD
	Sumner Square	CBD Washington DC	1	208,892	100.0%	47.37	N	CBD
	Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	93.5%	143.69	Y	S
(2)	Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	26.95	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,612	92.7%	37.21	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	179,437	65.5%	36.10	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	49.80	N	S
(2)	Fountain Square (50% ownership)	Fairfax County VA	2	521,536	97.5%	42.12	Y	S
(2)	Fountain Square Retail (50% ownership)	Fairfax County VA	1	236,676	98.9%	53.45	Y	S
	Democracy Tower	Fairfax County VA	1	259,441	100.0%	53.32	N	S
	Kingstowne One	Fairfax County VA	1	151,195	83.5%	38.37	N	S
	Kingstowne Two	Fairfax County VA	1	156,251	71.8%	40.81	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.42	Y	S
	One Freedom Square	Fairfax County VA	1	436,083	89.9%	42.64	N	S
	Two Freedom Square	Fairfax County VA	1	421,142	92.3%	45.18	N	S
	One Reston Overlook	Fairfax County VA	1	319,519	100.0%	34.03	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	32.59	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	93.8%	39.67	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.50	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.18	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	37.48	N	S
	South of Market	Fairfax County VA	3	623,665	100.0%	49.66	N	S
(2)	One and Two Patriots Park	Fairfax County VA	2	522,775	100.0%	33.50	N	S
	Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.55	N	S

			41	10,690,184	94.8%	$49.10

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	37.2%	$12.15	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.66	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	24.07	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.61	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.45	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.84	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.02	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.49	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.45	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.27	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	21.26	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.90	N	S

			12	756,325	97.8%	$20.32

		Total Washington, DC:	53	11,446,509	95.0%	$47.15

		Total In-Service Properties:	147	41,296,390	91.7%	$55.99

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2013

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio

1	US Government	2,631,998	(1)	6.37%
2	Citibank	1,018,432	(2)	2.47%
3	Bank of America	875,718	(3)	2.12%
4	Wellington Management	707,568		1.71%
5	Kirkland & Ellis	639,683	(4)	1.55%
6	Biogen	577,021		1.40%
7	Genentech	568,097		1.38%
8	Ropes & Gray	528,931		1.28%
9	O’Melveny & Myers	504,902		1.22%
10	Weil Gotshal Manges	490,065	(5)	1.19%
11	Shearman & Sterling	472,808		1.14%
12	Manufactures Investment (ManuLife)	440,974		1.07%
13	State Street Bank and Trust	408,552		0.99%
14	Finnegan Henderson Farabow	362,405		0.88%
15	Microsoft	359,859	(6)	0.87%
16	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.85%
17	Parametric Technology	320,655		0.78%
18	Lockheed Martin	316,918		0.77%
19	Mass Financial Services	301,668		0.73%
20	Bingham McCutchen	301,385		0.73%

	Total % of Portfolio Square Feet			29.49%
	Total % of Portfolio Revenue			31.92%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	331,000
Kaye Scholer	250 West 55th Street	246,000
Macys.com (Macy’s, Inc.)	680 Folsom Street	243,000
Morrison & Foerster	250 West 55th Street	205,000
Riverbed Technology	680 Folsom Street	202,000
Biogen Idec	Seventeen Cambridge Center	195,191

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	1,300,846	$50,910,649	$39.14	$50,998,696	$39.20	3.42%
2014	2,760,256	127,382,428	46.15	128,722,617	46.63	7.25%
2015	2,796,888	139,319,115	49.81	143,040,472	51.14	7.35%
2016	3,009,224	133,803,977	44.46	138,279,944	45.95	7.90%
2017	3,823,089	247,049,772	64.62	254,952,996	66.69	10.04%
2018	1,215,211	75,634,620	62.24	81,073,368	66.72	3.19%
2019	3,270,305	188,124,043	57.52	202,145,527	61.81	8.59%
2020	3,200,446	197,970,684	61.86	213,309,478	66.65	8.41%
2021	2,440,917	138,327,260	56.67	163,809,702	67.11	6.41%
2022	3,495,104	194,186,950	55.56	221,077,187	63.25	9.18%
Thereafter	7,267,995	419,838,606	57.77	490,993,351	67.56	19.09%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12

Boston	97.5%	95.1%	79.9%	82.5%	91.0%	90.4%
New York	94.5%	97.7%	n/a	n/a	94.5%	97.7%
Princeton	n/a	n/a	78.3%	75.5%	78.3%	75.5%
San Francisco	94.0%	92.2%	78.7%	76.3%	89.1%	87.1%
Washington, DC	95.0%	97.3%	94.6%	95.9%	94.8%	96.6%

Total Portfolio	95.5%	96.0%	85.5%	85.1%	91.8%	92.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	161,268	$3,274,827	$20.31	$3,302,410	$20.48	13.68%
2014	273,532	5,321,850	19.46	5,413,081	19.79	23.21%
2015	177,374	4,278,023	24.12	4,325,168	24.38	15.05%
2016	258,932	20,051,699	77.44	20,106,726	77.65	21.97%
2017	13,408	270,215	20.15	290,384	21.66	1.14%
2018	—	—	—	—	—	0.00%
2019	32,000	956,948	29.90	780,308	24.38	2.72%
2020	79,971	1,281,270	16.02	1,281,270	16.02	6.79%
2021	57,321	1,000,494	17.45	1,000,494	17.45	4.86%
2022	—	—	—	—	—	0.00%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12

Boston	100.0%	100.0%	0.0%	76.2%	76.0%	85.4%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	100.0%	100.0%	100.0%	100.0%
Washington, DC	n/a	n/a	97.8%	100.0%	97.8%	100.0%

Total Portfolio	100.0%	100.0%	87.4%	91.1%	90.6%	92.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	57,586	$4,800,328	$83.36	$4,987,828	$86.62	2.82%
2014	101,334	9,771,440	96.43	9,922,668	97.92	4.97%
2015	126,968	12,656,824	99.69	12,824,917	101.01	6.22%
2016	223,701	21,015,483	93.94	21,746,256	97.21	10.96%
2017	197,138	25,012,437	126.88	25,293,873	128.31	9.66%
2018	256,034	12,393,283	48.40	12,975,510	50.68	12.55%
2019	57,632	4,463,149	77.44	4,882,345	84.72	2.82%
2020	133,762	6,026,220	45.05	8,503,152	63.57	6.55%
2021	121,877	7,463,693	61.24	8,646,361	70.94	5.97%
2022	236,873	17,727,628	74.84	20,258,641	85.53	11.61%
Thereafter	527,966	27,645,035	52.36	35,274,393	66.81	25.87%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2013

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	1,519,700	$58,985,804	$38.81	$59,288,934	$39.01	3.68%
2014	3,135,122	142,475,719	45.45	144,058,365	45.95	7.59%
2015	3,101,230	156,253,962	50.38	160,190,557	51.65	7.51%
2016	3,491,857	174,871,158	50.08	180,132,925	51.59	8.46%
2017	4,033,635	272,332,424	67.52	280,537,254	69.55	9.77%
2018	1,471,245	88,027,903	59.83	94,048,878	63.92	3.56%
2019	3,359,937	193,544,140	57.60	207,808,180	61.85	8.14%
2020	3,414,179	205,278,174	60.13	223,093,901	65.34	8.27%
2021	2,620,115	146,791,447	56.02	173,456,556	66.20	6.34%
2022	3,731,977	211,914,579	56.78	241,335,828	64.67	9.04%
Thereafter	7,795,961	447,483,641	57.40	526,267,745	67.51	18.88%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12

Boston	97.6%	95.3%	78.4%	82.0%	90.6%	90.1%
New York	94.5%	97.7%	n/a	n/a	94.5%	97.7%
Princeton	n/a	n/a	78.3%	75.5%	78.3%	75.5%
San Francisco	94.0%	92.2%	79.1%	76.7%	89.1%	87.2%
Washington, DC	95.0%	97.3%	95.0%	96.5%	95.0%	96.8%

Total Portfolio	95.6%	96.0%	85.6%	85.6%	91.7%	92.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	357,802	$14,634,010	$40.90	$14,657,898	$40.97	—	$—	$—	$—	$—
2014	1,074,188	44,177,038	41.13	44,212,519	41.16	67,362	1,663,455	24.69	1,663,455	24.69
2015	1,061,350	45,108,050	42.50	46,507,731	43.82	—	—	—	—	—
2016	937,800	36,544,289	38.97	37,573,642	40.07	225,532	19,323,348	85.68	19,323,348	85.68
2017	731,639	30,342,733	41.47	31,257,361	42.72	—	—	—	—	—
2018	323,313	12,267,441	37.94	13,280,202	41.08	—	—	—	—	—
2019	942,148	42,151,966	44.74	45,166,886	47.94	—	—	—	—	—
2020	244,200	11,260,965	46.11	11,827,416	48.43	—	—	—	—	—
2021	676,921	24,439,078	36.10	25,552,529	37.75	—	—	—	—	—
2022	1,628,408	76,518,570	46.99	84,445,010	51.86	—	—	—	—	—
Thereafter	3,063,680	162,476,462	53.03	194,071,219	63.35	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	16,710	$3,037,728	$181.79	$3,201,228	$191.58	374,512	$17,671,738	$47.19	$17,859,126	$47.69
2014	28,947	4,130,835	142.70	4,169,474	144.04	1,170,497	49,971,329	42.69	50,045,448	42.76
2015	31,639	4,880,769	154.26	4,942,747	156.22	1,092,989	49,988,819	45.74	51,450,478	47.07
2016	18,554	2,427,706	130.85	2,459,098	132.54	1,181,886	58,295,343	49.32	59,356,089	50.22	(4)
2017	47,142	3,004,209	63.73	3,037,056	64.42	778,781	33,346,943	42.82	34,294,417	44.04
2018	173,845	7,563,181	43.51	7,728,046	44.45	497,158	19,830,622	39.89	21,008,249	42.26
2019	16,026	2,226,445	138.93	2,401,557	149.85	958,174	44,378,412	46.32	47,568,443	49.64
2020	92,818	3,842,554	41.40	6,059,915	65.29	337,018	15,103,519	44.82	17,887,331	53.08
2021	37,719	2,297,972	60.92	2,597,952	68.88	714,640	26,737,050	37.41	28,150,482	39.39
2022	126,266	5,639,891	44.67	6,303,368	49.92	1,754,674	82,158,461	46.82	90,748,379	51.72
Thereafter	220,937	11,331,699	51.29	12,650,698	57.26	3,284,617	173,808,161	52.92	206,721,916	62.94

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.57 per square foot and $41.68 per square foot, respectively, in 2016.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	3,417	$119,630	$35.01	$119,630	$35.01	(4)	—	$—	$—	$—	$—
Q2 2013	115,445	4,514,888	39.11	4,514,888	39.11		—	—	—	—	—
Q3 2013	74,291	3,191,305	42.96	3,215,193	43.28		—	—	—	—	—
Q4 2013	164,649	6,808,187	41.35	6,808,187	41.35		—	—	—	—	—

Total 2013	357,802	$14,634,010	$40.90	$14,657,898	$40.97		—	$—	$—	$—	$—

Q1 2014	236,706	$10,658,956	$45.03	$10,668,489	$45.07		—	$—	$—	$—	$—
Q2 2014	169,553	6,855,422	40.43	6,880,779	40.58		—	—	—	—	—
Q3 2014	133,013	4,534,488	34.09	4,456,082	33.50		—	—	—	—	—
Q4 2014	534,916	22,128,173	41.37	22,207,169	41.52		67,362	1,663,455	24.69	1,663,455	24.69

Total 2014	1,074,188	$44,177,038	$41.13	$44,212,519	$41.16		67,362	$1,663,455	$24.69	$1,663,455	$24.69

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		3,417	$119,630	$35.01	$119,630	$35.01	(4)
Q2 2013	1,169	428,908	366.90	434,908	372.03		116,614	4,943,796	42.39	4,949,796	42.45
Q3 2013	951	365,540	384.37	399,140	419.71		75,242	3,556,845	47.27	3,614,333	48.04
Q4 2013	14,590	2,243,280	153.75	2,367,180	162.25		179,239	9,051,467	50.50	9,175,367	51.19

Total 2013	16,710	$3,037,728	$181.79	$3,201,228	$191.58		374,512	$17,671,738	$47.19	$17,859,126	$47.69

Q1 2014	11,561	$2,436,012	$210.71	$2,431,573	$210.33		248,267	$13,094,968	$52.75	$13,100,061	$52.77
Q2 2014	4	248,100	62,025.00	252,228	63,057.00		169,557	7,103,522	41.89	7,133,007	42.07
Q3 2014	174	60,960	350.34	93,360	536.55		133,187	4,595,448	34.50	4,549,442	34.16
Q4 2014	17,208	1,385,763	80.53	1,392,313	80.91		619,486	25,177,391	40.64	25,262,937	40.78

Total 2014	28,947	$4,130,835	$142.70	$4,169,474	$144.04		1,170,497	$49,971,329	$42.69	$50,045,448	$42.76

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2013.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	40,212	$3,270,113	$81.32	$3,270,113	$81.32	—	$—	$—	$—	$—
2014	141,779	17,330,163	122.23	17,366,445	122.49	—	—	—	—	—
2015	235,519	24,875,495	105.62	24,662,317	104.71	—	—	—	—	—
2016	236,016	22,643,292	95.94	23,002,895	97.46	—	—	—	—	—
2017	1,412,245	136,033,331	96.32	139,143,118	98.53	—	—	—	—	—
2018	282,986	33,933,486	119.91	34,329,157	121.31	—	—	—	—	—
2019	1,012,279	87,008,745	85.95	92,069,910	90.95	—	—	—	—	—
2020	1,350,830	107,803,860	79.81	114,034,312	84.42	—	—	—	—	—
2021	496,333	51,200,226	103.16	63,409,991	127.76	—	—	—	—	—
2022	843,505	69,253,393	82.10	78,361,872	92.90	—	—	—	—	—
Thereafter	1,798,414	146,899,981	81.68	167,072,049	92.90	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	1,990	$215,552	$108.32	$215,552	$108.32	42,202	$3,485,665	$82.59	$3,485,665	$82.59
2014	12,872	1,621,470	125.97	1,659,145	128.90	154,651	18,951,632	122.54	19,025,590	123.02
2015	3,000	2,357,166	785.72	2,357,166	785.72	238,519	27,232,661	114.17	27,019,483	113.28
2016	98,808	12,838,103	129.93	13,401,086	135.63	334,824	35,481,395	105.97	36,403,981	108.73
2017	78,027	17,918,666	229.65	17,958,292	230.15	1,490,272	153,951,997	103.30	157,101,410	105.42
2018	—	—	—	—	—	282,986	33,933,486	119.91	34,329,157	121.31
2019	3,877	378,275	97.57	445,664	114.95	1,016,156	87,387,019	86.00	92,515,574	91.04
2020	4,928	493,880	100.22	572,369	116.15	1,355,758	108,297,740	79.88	114,606,681	84.53
2021	2,056	248,915	121.07	311,772	151.64	498,389	51,449,141	103.23	63,721,763	127.86
2022	59,437	9,565,871	160.94	11,048,210	185.88	902,942	78,819,264	87.29	89,410,083	99.02
Thereafter	57,068	7,220,526	126.52	11,281,234	197.68	1,855,482	154,120,507	83.06	178,353,283	96.12

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	16,878	1,343,895	79.62	1,343,895	79.62	—	—	—	—	—
Q3 2013	17,809	1,494,680	83.93	1,494,680	83.93	—	—	—	—	—
Q4 2013	5,525	431,538	78.11	431,538	78.11	—	—	—	—	—

Total 2013	40,212	$3,270,113	$81.32	$3,270,113	$81.32	—	$—	$—	$—	$—

Q1 2014	45,317	$5,564,707	$122.80	$5,564,707	$122.80	—	$—	$—	$—	$—
Q2 2014	61,135	9,008,877	147.36	9,013,689	147.44	—	—	—	—	—
Q3 2014	—	—	—	—	—	—	—	—	—	—
Q4 2014	35,327	2,756,579	78.03	2,788,050	78.92	—	—	—	—	—

Total 2014	141,779	$17,330,163	$122.23	$17,366,445	$122.49	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	16,878	1,343,895	79.62	1,343,895	79.62
Q3 2013	—	—	—	—	—	17,809	1,494,680	83.93	1,494,680	83.93
Q4 2013	1,990	215,552	108.32	215,552	108.32	7,515	647,090	86.11	647,090	86.11

Total 2013	1,990	$215,552	$108.32	$215,552	$108.32	42,202	$3,485,665	$82.59	$3,485,665	$82.59

Q1 2014	4,845	$639,341	$131.96	$639,341	$131.96	50,162	$6,204,048	$123.68	$6,204,048	$123.68
Q2 2014	850	75,323	88.61	75,323	88.61	61,985	9,084,199	146.55	9,089,011	146.63
Q3 2014	—	—	—	—	—	—	—	—	—	—
Q4 2014	7,177	906,806	126.35	944,481	131.60	42,504	3,663,385	86.19	3,732,531	87.82

Total 2014	12,872	$1,621,470	$125.97	$1,659,145	$128.90	154,651	$18,951,632	$122.54	$19,025,590	$123.02

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	183,388	$5,887,239	$32.10	$5,912,221	$32.24	—	$—	$—	$—	$—
2014	427,989	14,036,680	32.80	14,166,963	33.10	—	—	—	—	—
2015	241,053	8,012,135	33.24	8,131,290	33.73	—	—	—	—	—
2016	94,202	3,258,478	34.59	3,312,407	35.16	—	—	—	—	—
2017	197,387	6,800,045	34.45	7,089,174	35.92	—	—	—	—	—
2018	64,479	1,400,818	21.73	2,148,346	33.32	—	—	—	—	—
2019	204,737	6,612,039	32.30	7,173,198	35.04	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,802,103	31.00	1,989,868	34.23	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	412,449	13,228,865	32.07	14,554,691	35.29	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	183,388	$5,887,239	$32.10	$5,912,221	$32.24
2014	—	—	—	—	—	427,989	14,036,680	32.80	14,166,963	33.10
2015	—	—	—	—	—	241,053	8,012,135	33.24	8,131,290	33.73
2016	—	—	—	—	—	94,202	3,258,478	34.59	3,312,407	35.16
2017	—	—	—	—	—	197,387	6,800,045	34.45	7,089,174	35.92
2018	—	—	—	—	—	64,479	1,400,818	21.73	2,148,346	33.32
2019	—	—	—	—	—	204,737	6,612,039	32.30	7,173,198	35.04
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,802,103	31.00	1,989,868	34.23
2022	—	—	—	—	—	29,737	917,214	30.84	976,687	32.84
Thereafter	—	—	—	—	—	412,449	13,228,865	32.07	14,554,691	35.29

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	53,340	$2,053,773	$38.50	$2,053,773	$38.50	(4)	—	$—	$—	$—	$—
Q2 2013	62,059	1,586,990	25.57	1,611,972	25.97		—	—	—	—	—
Q3 2013	7,607	245,936	32.33	245,936	32.33		—	—	—	—	—
Q4 2013	60,382	2,000,541	33.13	2,000,541	33.13		—	—	—	—	—

Total 2013	183,388	$5,887,239	$32.10	$5,912,221	$32.24		—	$—	$—	$—	$—

Q1 2014	39,954	$1,423,447	$35.63	$1,424,958	$35.66		—	$—	$—	$—	$—
Q2 2014	69,712	2,375,216	34.07	2,376,957	34.10		—	—	—	—	—
Q3 2014	286,845	9,138,650	31.86	9,264,084	32.30		—	—	—	—	—
Q4 2014	31,478	1,099,367	34.92	1,100,964	34.98		—	—	—	—	—

Total 2014	427,989	$14,036,680	$32.80	$14,166,963	$33.10		—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	53,340	$2,053,773	$38.50	$2,053,773	$38.50	(4)
Q2 2013	—	—	—	—	—	62,059	1,586,990	25.57	1,611,972	25.97
Q3 2013	—	—	—	—	—	7,607	245,936	32.33	245,936	32.33
Q4 2013	—	—	—	—	—	60,382	2,000,541	33.13	2,000,541	33.13

Total 2013	—	$—	$—	$—	$—	183,388	$5,887,239	$32.10	$5,912,221	$32.24

Q1 2014	—	$—	$—	$—	$—	39,954	$1,423,447	$35.63	$1,424,958	$35.66
Q2 2014	—	—	—	—	—	69,712	2,375,216	34.07	2,376,957	34.10
Q3 2014	—	—	—	—	—	286,845	9,138,650	31.86	9,264,084	32.30
Q4 2014	—	—	—	—	—	31,478	1,099,367	34.92	1,100,964	34.98

Total 2014	—	$—	$—	$—	$—	427,989	$14,036,680	$32.80	$14,166,963	$33.10

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2013.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	294,406	$8,273,327	$28.10	$8,281,666	$28.13	8,320	$158,928	$19.10	$158,928	$19.10
2014	451,408	19,136,625	42.39	19,540,667	43.29	10,150	187,704	18.49	193,530	19.07
2015	516,204	20,820,013	40.33	21,660,298	41.96	11,150	215,315	19.31	223,539	20.05
2016	1,247,198	50,259,468	40.30	51,626,509	41.39	—	—	—	—	—
2017	509,965	20,526,366	40.25	21,926,968	43.00	—	—	—	—	—
2018	92,217	5,475,454	59.38	5,926,967	64.27	—	—	—	—	—
2019	139,780	6,511,836	46.59	7,271,564	52.02	—	—	—	—	—
2020	469,990	27,390,560	58.28	29,223,199	62.18	—	—	—	—	—
2021	176,517	7,967,419	45.14	9,449,655	53.53	—	—	—	—	—
2022	162,128	7,397,100	45.63	8,491,692	52.38	—	—	—	—	—
Thereafter	228,741	11,419,034	49.92	13,172,256	57.59	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	30,429	$1,052,075	$34.57	$1,076,075	$35.36	333,155	$9,484,330	$28.47	$9,516,669	$28.57
2014	14,581	912,174	62.56	847,106	58.10	476,139	20,236,502	42.50	20,581,303	43.23
2015	34,639	1,972,590	56.95	2,009,016	58.00	561,993	23,007,918	40.94	23,892,853	42.51
2016	37,757	1,875,334	49.67	1,908,771	50.55	1,284,955	52,134,802	40.57	53,535,280	41.66
2017	15,967	1,026,343	64.28	1,080,524	67.67	525,932	21,552,708	40.98	23,007,491	43.75
2018	22,663	1,159,516	51.16	1,224,799	54.04	114,880	6,634,971	57.76	7,151,766	62.25
2019	5,642	312,638	55.41	349,198	61.89	145,422	6,824,473	46.93	7,620,762	52.40
2020	13,451	477,528	35.50	514,197	38.23	483,441	27,868,088	57.65	29,737,396	61.51
2021	15,458	909,441	58.83	990,606	64.08	191,975	8,876,861	46.24	10,440,261	54.38
2022	27,445	1,025,380	37.36	1,115,821	40.66	189,573	8,422,480	44.43	9,607,513	50.68
Thereafter	27,788	1,366,286	49.17	1,475,374	53.09	256,529	12,785,320	49.84	14,647,630	57.10

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	4,043	$202,078	$49.98	$202,078	$49.98	(4)	—	$—	$—	$—	$—
Q2 2013	10,705	439,725	41.08	439,725	41.08		—	—	—	—	—
Q3 2013	5,344	154,932	28.99	157,616	29.49		4,920	96,516	19.62	96,516	19.62
Q4 2013	274,314	7,476,591	27.26	7,482,246	27.28		3,400	62,412	18.36	62,412	18.36

Total 2013	294,406	$8,273,327	$28.10	$8,281,666	$28.13		8,320	$158,928	$19.10	$158,928	$19.10

Q1 2014	36,070	$1,339,439	$37.13	$1,388,335	$38.49		—	$—	$—	$—	$—
Q2 2014	257,531	9,946,747	38.62	10,126,828	39.32		—	—	—	—	—
Q3 2014	57,875	3,306,364	57.13	3,350,670	57.89		10,150	187,704	18.49	193,530	19.07
Q4 2014	99,932	4,544,075	45.47	4,674,834	46.78		—	—	—	—	—

Total 2014	451,408	$19,136,625	$42.39	$19,540,667	$43.29		10,150	$187,704	$18.49	$193,530	$19.07

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	417	$9,000	$21.58	$9,000	$21.58	(4)	4,460	$211,078	$47.33	$211,078	$47.33	(4)
Q2 2013	625	65,160	104.26	65,160	104.26		11,330	504,885	44.56	504,885	44.56
Q3 2013	711	36,000	50.63	36,000	50.63		10,975	287,448	26.19	290,132	26.44
Q4 2013	28,676	941,915	32.85	965,915	33.68		306,390	8,480,918	27.68	8,510,573	27.78

Total 2013	30,429	$1,052,075	$34.57	$1,076,075	$35.36		333,155	$9,484,330	$28.47	$9,516,669	$28.57

Q1 2014	4,622	$253,082	$54.76	$255,183	$55.21		40,692	$1,592,520	$39.14	$1,643,518	$40.39
Q2 2014	5,067	379,520	74.90	310,772	61.33		262,598	10,326,267	39.32	10,437,600	39.75
Q3 2014	4,892	279,572	57.15	281,151	57.47		72,917	3,773,640	51.75	3,825,351	52.46
Q4 2014	—	—	—	—	—		99,932	4,544,075	45.47	4,674,834	46.78

Total 2014	14,581	$912,174	$62.56	$847,106	$58.10		476,139	$20,236,502	$42.50	$20,581,303	$43.23

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2013.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	425,038	$18,845,961	$44.34	$18,876,798	$44.41	(4)	152,948	$3,115,899	$20.37	$3,143,482	$20.55
2014	664,892	32,701,922	49.18	33,436,021	50.29	(4)	196,020	3,470,691	17.71	3,556,096	18.14
2015	742,762	40,503,422	54.53	42,078,835	56.65	(4)	166,224	4,062,708	24.44	4,101,629	24.68
2016	494,008	21,098,451	42.71	22,764,490	46.08		33,400	728,351	21.81	783,378	23.45
2017	971,853	53,347,296	54.89	55,536,374	57.14		13,408	270,215	20.15	290,384	21.66
2018	452,216	22,557,420	49.88	25,388,696	56.14		—	—	—	—	—
2019	971,361	45,839,458	47.19	50,463,969	51.95		32,000	956,948	29.90	780,308	24.38
2020	1,135,426	51,515,299	45.37	58,224,550	51.28		79,971	1,281,270	16.02	1,281,270	16.02
2021	1,033,021	52,918,433	51.23	63,407,658	61.38		57,321	1,000,494	17.45	1,000,494	17.45
2022	831,326	40,100,674	48.24	48,801,924	58.70		—	—	—	—	—
Thereafter	1,764,711	85,814,265	48.63	102,123,137	57.87		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	8,457	$494,973	$58.53	$494,973	$58.53		586,443	$22,456,833	$38.29	$22,515,253	$38.39
2014	44,934	3,106,962	69.15	3,246,943	72.26		905,846	39,279,575	43.36	40,239,061	44.42
2015	57,690	3,446,299	59.74	3,515,989	60.95		966,676	48,012,429	49.67	49,696,452	51.41
2016	68,582	3,874,339	56.49	3,977,300	57.99		595,990	25,701,141	43.12	27,525,168	46.18
2017	56,002	3,063,219	54.70	3,218,002	57.46		1,041,263	56,680,730	54.43	59,044,761	56.70
2018	59,526	3,670,586	61.66	4,022,664	67.58		511,742	26,228,006	51.25	29,411,360	57.47
2019	32,087	1,545,791	48.17	1,685,927	52.54		1,035,448	48,342,197	46.69	52,930,204	51.12
2020	22,565	1,212,258	53.72	1,356,672	60.12		1,237,962	54,008,828	43.63	60,862,492	49.16
2021	66,644	4,007,365	60.13	4,746,031	71.21		1,156,986	57,926,291	50.07	69,154,182	59.77
2022	23,725	1,496,487	63.08	1,791,241	75.50		855,051	41,597,161	48.65	50,593,166	59.17
Thereafter	222,173	7,726,524	34.78	9,867,087	44.41		1,986,884	93,540,789	47.08	111,990,224	56.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,900 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $36.30 per square foot and $36.38 per square foot, respectively, for 2013, (ii) $44.51 per square foot and $45.58 per square foot, respectively, for 2014 and (iii) $48.44 per square foot and $50.59 per square foot, respectively, for 2015.

Boston Properties, Inc.

First Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	22,641	$1,332,438	$58.85	$1,332,438	$58.85	(4)	—	$—	$—	$—	$—
Q2 2013	219,467	6,615,544	30.14	6,617,885	30.15		100,409	1,998,874	19.91	1,998,874	19.91
Q3 2013	110,877	4,901,262	44.20	4,920,137	44.37		—	—	—	—	—
Q4 2013	72,053	5,996,717	83.23	6,006,338	83.36	(5)	52,539	1,117,025	21.26	1,144,608	21.79

Total 2013	425,038	$18,845,961	$44.34	$18,876,798	$44.41		152,948	$3,115,899	$20.37	$3,143,482	$20.55

Q1 2014	41,451	$2,044,254	$49.32	$2,097,775	$50.61		—	$—	$—	$—	$—
Q2 2014	51,340	5,363,025	104.46	5,441,910	106.00	(6)	55,375	1,122,007	20.26	1,148,839	20.75
Q3 2014	195,236	9,769,438	50.04	9,996,005	51.20		103,750	1,499,687	14.45	1,535,929	14.80
Q4 2014	376,865	15,525,206	41.20	15,900,331	42.19		36,895	848,997	23.01	871,328	23.62

Total 2014	664,892	$32,701,922	$49.18	$33,436,021	$50.29		196,020	$3,470,691	$17.71	$3,556,096	$18.14

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		22,641	$1,332,438	$58.85	$1,332,438	$58.85	(4)
Q2 2013	6,497	310,190	47.74	310,190	47.74		326,373	8,924,608	27.34	8,926,950	27.35
Q3 2013	—	—	—	—	—		110,877	4,901,262	44.20	4,920,137	44.37
Q4 2013	1,960	184,783	94.28	184,783	94.28		126,552	7,298,525	57.67	7,335,728	57.97

Total 2013	8,457	$494,973	$58.53	$494,973	$58.53		586,443	$22,456,833	$38.29	$22,515,253	$38.39

Q1 2014	15,995	$1,459,225	$91.23	$1,579,530	$98.75		57,446	$3,503,479	$60.99	$3,677,305	$64.01
Q2 2014	2,207	166,383	75.39	169,914	76.99		108,922	6,651,415	61.07	6,760,663	62.07
Q3 2014	5,260	313,904	59.68	327,085	62.18		304,246	11,583,029	38.07	11,859,019	38.98
Q4 2014	21,472	1,167,450	54.37	1,170,414	54.51		435,232	17,541,652	40.30	17,942,073	41.22

Total 2014	44,934	$3,106,962	$69.15	$3,246,943	$72.26		905,846	$39,279,575	$43.36	$40,239,061	$44.42

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2013.
(5)	Includes 29,838 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q4 2013, the current and future expiring rental rate would be $41.74 per square foot and $41.97 per square foot, respectively.
(6)	Includes 30,826 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2014, the current and future expiring rental rate would be $43.02 per square foot and $44.18 per square foot, respectively.

Boston Properties, Inc.

First Quarter 2013

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	191,116	$11,184,158	$58.52	$11,347,658	$59.38	(4)	132,844	$5,992,686	$45.11	$6,025,025	$45.35
2014	867,031	40,328,372	46.51	40,447,255	46.65		232,034	11,243,219	48.46	11,396,426	49.12
2015	633,575	36,780,779	58.05	37,229,587	58.76		271,629	12,847,413	47.30	13,131,614	48.34
2016	558,530	37,006,385	66.26	37,437,157	67.03	(5)	991,555	45,906,321	46.30	46,441,092	46.84
2017	295,200	18,630,381	63.11	18,767,421	63.58		259,774	12,710,574	48.93	13,175,940	50.72
2018	292,354	14,000,013	47.89	14,604,398	49.95		107,232	6,391,193	59.60	6,839,916	63.79
2019	673,534	33,103,797	49.15	35,299,579	52.41		145,422	6,824,473	46.93	7,620,762	52.40
2020	318,905	14,795,598	46.40	17,534,128	54.98		469,281	27,225,121	58.01	28,994,975	61.79
2021	390,352	19,559,361	50.11	20,757,808	53.18		191,975	8,876,861	46.24	10,440,261	54.38
2022	1,274,292	64,248,344	50.42	72,740,838	57.08		189,573	8,422,480	44.43	9,607,513	50.68
Thereafter	2,828,534	153,367,348	54.22	183,291,513	64.80		256,529	12,785,320	49.84	14,647,630	57.10

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	42,202	$3,485,665	$82.59	$3,485,665	$82.59		323,824	$11,058,270	$34.15	$11,079,487	$34.21
2014	154,651	18,951,632	122.54	19,025,590	123.02		197,550	10,134,134	51.30	10,260,959	51.94
2015	238,519	27,232,661	114.17	27,019,483	113.28		338,283	20,504,998	60.61	21,055,180	62.24
2016	334,824	35,481,395	105.97	36,403,981	108.73		63,655	3,302,384	51.88	3,511,043	55.16
2017	1,490,272	153,951,997	103.30	157,101,410	105.42		775,779	44,914,246	57.90	46,055,329	59.37
2018	282,986	33,933,486	119.91	34,329,157	121.31		117,558	7,484,746	63.67	8,217,836	69.90
2019	1,016,156	87,387,019	86.00	92,515,574	91.04		420,626	24,238,275	57.62	27,466,848	65.30
2020	1,355,758	108,297,740	79.88	114,606,681	84.53		429,090	22,061,149	51.41	25,234,077	58.81
2021	498,389	51,449,141	103.23	63,721,763	127.86		555,155	32,219,409	58.04	38,778,547	69.85
2022	902,942	78,819,264	87.29	89,410,083	99.02		294,990	19,462,729	65.98	22,923,536	77.71
Thereafter	1,855,482	154,120,507	83.06	178,353,283	96.12		891,443	54,995,349	61.69	69,804,670	78.31

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
2022	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $54.19 per square foot and $54.19 per square foot, respectively, in 2013.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $52.78 per square foot and $54.09 per square foot, respectively, in 2016.

Boston Properties, Inc.

First Quarter 2013

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Lease with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	183,396	$6,487,580	$35.37	$6,511,468	$35.50	200,311	$3,491,644	$17.43	$3,491,644	$17.43
2014	303,466	9,642,957	31.78	9,598,192	31.63	244,105	8,993,283	36.84	9,184,877	37.63
2015	459,414	13,208,040	28.75	14,220,891	30.95	290,364	10,160,505	34.99	10,761,239	37.06
2016	623,356	21,288,958	34.15	21,918,931	35.16	293,400	6,228,480	21.23	7,094,188	24.18
2017	483,581	14,716,562	30.43	15,526,996	32.11	266,158	8,842,134	33.22	9,831,552	36.94
2018	204,804	5,830,609	28.47	6,403,851	31.27	7,648	243,778	31.87	311,850	40.78
2019	284,640	11,274,615	39.61	12,268,864	43.10	—	—	—	—	—
2020	18,113	307,921	17.00	353,204	19.50	14,160	642,968	45.41	742,421	52.43
2021	324,288	7,177,689	22.13	7,392,674	22.80	—	—	—	—	—
2022	480,382	17,910,117	37.28	18,007,540	37.49	—	—	—	—	—
Thereafter	456,083	20,440,814	44.82	23,430,403	51.37	—	—	—	—	—

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	262,619	$11,398,562	$43.40	$11,435,766	$43.55	(4)
2014	—	—	—	—	—	708,296	29,145,441	41.15	29,978,102	42.32	(4)
2015	—	—	—	—	—	628,393	27,507,431	43.77	28,641,273	45.58	(4)
2016	—	—	—	—	—	532,335	22,398,756	42.08	24,014,125	45.11
2017	—	—	—	—	—	265,484	11,766,485	44.32	12,989,432	48.93
2018	—	—	—	—	—	394,184	18,743,260	47.55	21,193,524	53.77
2019	—	—	—	—	—	614,822	24,103,922	39.20	25,463,356	41.42
2020	—	—	—	—	—	808,872	31,947,678	39.50	35,628,416	44.05
2021	—	—	—	—	—	601,831	25,706,882	42.71	30,375,635	50.47
2022	—	—	—	—	—	560,061	22,134,431	39.52	27,669,629	49.40
Thereafter	—	—	—	—	—	1,095,441	38,545,440	35.19	42,185,554	38.51

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	183,388	$5,887,239	$32.10	$5,912,221	$32.24	—	$—	$—	$—	$—
2014	427,989	14,036,680	32.80	14,166,963	33.10	—	—	—	—	—
2015	241,053	8,012,135	33.24	8,131,290	33.73	—	—	—	—	—
2016	94,202	3,258,478	34.59	3,312,407	35.16	—	—	—	—	—
2017	197,387	6,800,045	34.45	7,089,174	35.92	—	—	—	—	—
2018	64,479	1,400,818	21.73	2,148,346	33.32	—	—	—	—	—
2019	204,737	6,612,039	32.30	7,173,198	35.04	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,802,103	31.00	1,989,868	34.23	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	412,449	13,228,865	32.07	14,554,691	35.29	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,900 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $29.57 per square foot and $29.73 per square foot, respectively, for 2013, (ii) $36.41 per square foot and $37.56 per square foot, respectively, for 2014 and (iii) $36.41 per square foot and $37.43 per square foot, respectively, for 2015.

Boston Properties, Inc.

First Quarter 2013

HOTEL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Cambridge Center Marriott	First Quarter 2013	First Quarter 2012	Percent Change

Occupancy	73.5%	75.3%	-2.4%
Average Daily Rate	$194.79	$182.66	6.6%
Revenue per available room	$143.17	$137.58	4.1%

Rental Revenue	$8,291	$6,816	21.6%
Operating expenses and real estate taxes	7,044	6,099	15.5%

Net Operating Income	$1,247	$717	73.9%

Less: Straight line rent and fair value lease revenue	1	26	-96.2%

Rental Revenue - cash basis	8,290	6,790	22.1%
Less: Operating expenses and real estate taxes	7,044	6,099	15.5%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$1,246	$691	80.3%

RESIDENTIAL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Residences on The Avenue located at 2221 I Street, NW, Washington, DC	First Quarter 2013	First Quarter 2012	Percent Change

Average Rental Rate (1)	$3,365	$3,201	5.1%

Average Rental Rate Per Occupied Square Foot (1)	$4.12	$3.92	5.1%
Physical Occupancy (1) (2)	92.7%	87.2%	6.3%
Economic Occupancy (2)	92.4%	76.2%	21.3%

Rental Revenue (3)	$4,511	$3,598	25.4%
Operating expenses and real estate taxes	2,290	2,325	-1.5%

Net Operating Income (3)	$2,221	$1,273	74.5%

Less: Straight line rent and fair value lease revenue	96	109	-11.9%

Rental Revenue - cash basis	4,415	3,489	26.5%
Less: Operating expenses and real estate taxes	2,290	2,325	-1.5%
Add: Straight line ground rent expense	542	557	-2.7%

Net Operating Income - cash basis	$2,667	$1,721	55.0%

The Lofts at Atlantic Wharf Boston, MA	First Quarter 2013	First Quarter 2012	Percent Change

Average Rental Rate (4)	$3,781	$3,664	3.2%

Average Rental Rate Per Occupied Square Foot (4)	$4.19	$4.14	1.2%
Physical Occupancy (2) (4)	98.8%	93.0%	6.2%
Economic Occupancy (2)	99.1%	87.2%	13.7%

Rental Revenue (5)	$1,067	$883	20.8%
Operating expenses and real estate taxes	443	390	13.6%

Net Operating Income (5)	$624	$493	26.6%

Less: Straight line rent and fair value lease revenue	18	31	-41.9%

Rental Revenue - cash basis	1,049	852	23.1%
Less: Operating expenses and real estate taxes	443	390	13.6%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$606	$462	31.2%

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 49,528 square feet of retail space, which had revenue of approximately $885,000 and $863,000 for the quarter ended March 31, 2013 and March 31, 2012, respectively.
(4)	Excludes 9,617 square feet of retail space which is 57% occupied.
(5)	Includes 9,617 square feet of retail space, which had revenue of approximately $70,000 and $37,000 for the quarter ended March 31, 2013 and March 31, 2012, respectively.

Boston Properties, Inc.

First Quarter 2013

OCCUPANCY ANALYSIS

Same Property Occupancy (1) - By Location

	CBD		Suburban		Total
Location	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12
Boston	97.8%	95.5%	78.4%	81.2%	90.0%	89.8%
New York	96.1%	97.7%	n/a	n/a	96.1%	97.7%
Princeton	n/a	n/a	78.3%	75.5%	78.3%	75.5%
San Francisco	94.0%	92.2%	78.7%	76.3%	89.1%	87.1%
Washington, DC	95.7%	97.3%	95.1%	96.5%	95.4%	96.8%

Total Portfolio	96.3%	96.1%	84.7%	85.4%	91.8%	92.0%

Same Property Occupancy (1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12	31-Mar-13	31-Mar-12
Total Office Portfolio	96.2%	96.1%	84.5%	85.0%	91.9%	92.0%
Total Office/Technical Portfolio	100.0%	100.0%	87.0%	92.5%	90.4%	94.4%

Total Portfolio	96.3%	96.1%	84.7%	85.4%	91.8%	92.0%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

First Quarter 2013

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	121	16	3	140
Square feet	36,865,181	1,148,855	744,407	38,758,443
Percent of properties in-service	91.9%	97.5%	100.0%	92.9%
Occupancy @ 3/31/2012	92.0%	94.4%	—	92.0%
Occupancy @ 3/31/2013	91.9%	90.4%	—	91.8%
Percent change from 1st quarter 2013 over 1st quarter 2012 (2):
Rental revenue	3.2%	-7.1%	22.8%
Operating expenses and real estate taxes	4.0%	1.5%	10.9%
Consolidated Net Operating Income (3) - excluding hotel & residential				2.3	% (2)
Consolidated Net Operating Income (3) - Hotel & residential				64.8	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-9.3	% (2)
Portfolio Net Operating Income (3)				0.8%

Rental revenue - cash basis	4.8%	-6.6%	23.6%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	3.9%	-9.5%		3.4	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				57.2	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				-3.4	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				3.1%

Same Property Lease Analysis - quarter ended March 31, 2013

	Office	Office/Technical	Total
Vacant space available @ 1/1/2013 (sf)	3,165,952	80,708	3,246,660
Square footage of leases expiring or terminated 1/1/2013-3/31/2013	803,171	31,060	834,231

Total space for lease (sf)	3,969,123	111,768	4,080,891

New tenants (sf)	511,871	—	511,871
Renewals (sf)	439,604	31,060	470,664

Total space leased (sf)	951,475	31,060	982,535

Space available @ 3/31/2013 (sf)	3,017,648	80,708	3,098,356

Net (increase)/decrease in available space (sf)	148,304	—	148,304

Second generation leasing information: (6)
Average lease term (months)	123	12	120
Average free rent period (days)	93	—	90
Total transaction costs per square foot (7)	$38.21	$0.29	$36.97
Increase (decrease) in gross rents (8)	-2.58%	3.93%	-2.47%
Increase (decrease) in net rents (9)	-4.41%	4.87%	-4.21%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 982,535 square feet of second generation leases that commenced in Q1 2013, 612,819 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 906,139 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 906,139 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

First Quarter 2013

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	March 31, 2013	March 31, 2012
	(in thousands)
Net income attributable to Boston Properties, Inc.	$48,000	$48,454
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	1,819	61
Noncontrolling interest - common units of the Operating Partnership	4,358	5,973
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,180	801
Noncontrolling interests in property partnerships	2,574	546
Discontinued operations:
Impairment loss from discontinued operations	3,241	—
Gain on forgiveness of debt from discontinued operations	(20,182)	—
Income from discontinued operations	(61)	(570)

Income from continuing operations	40,929	55,265

Add:
Interest expense	100,433	103,237
Depreciation and amortization	120,595	108,462
Impairment loss	8,306	—
Transaction costs	443	2,104
General and administrative expense	43,571	27,619
Subtract:
Gains from early extinguishment of debt	—	(767)
Gains from investments in securities	(735)	(801)
Interest and other income	(1,471)	(1,646)
Income from unconsolidated joint ventures	(8,721)	(11,721)
Development and management services income	(8,736)	(8,145)

Consolidated Net Operating Income	294,614	273,607
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	51,338	55,883

Combined Net Operating Income	345,952	329,490

Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,434)	(1,388)

Portfolio Net Operating Income	$344,518	$328,102

Same Property Net Operating Income	322,292	319,628
Net operating income from non Same Properties (2)	21,750	5,087
Termination income	476	3,387

Portfolio Net Operating Income	$344,518	$328,102

Same Property Net Operating Income	322,292	319,628
Less straight-line rent and fair value lease revenue	(28,294)	(37,741)
Add straight-line ground rent expense	1,801	5,032

Same Property Net Operating Income - cash basis	$295,799	$286,919

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2013

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-13	31-Mar-12	Change	Change	31-Mar-13	31-Mar-12	Change	Change

Rental Revenue	$416,500	$403,694			$9,696	$10,481
Less Termination Income	476	436			—	49

Rental revenue - subtotal	416,024	403,258	$12,766	3.2%	9,696	10,432	$(736)	(7.1%)

Operating expenses and real estate taxes	153,872	147,958	5,914	4.0%	2,791	2,751	40	1.5%

Net Operating Income (1)	$262,152	$255,300	$6,852	2.7%	$6,905	$7,681	$(776)	(10.1%)

Rental revenue - subtotal	$416,024	$403,258			$9,696	$10,432

Less straight line rent and fair value lease revenue	14,914	20,504	(5,590)	(27.3%)	(99)	(54)	(45)	(83.3%)

Rental revenue - cash basis	401,110	382,754	18,356	4.8%	9,795	10,486	(691)	(6.6%)
Less:
Operating expenses and real estate taxes	153,872	147,958	5,914	4.0%	2,791	2,751	40	1.5%
Add:
Straight line ground rent expense (2)	1,259	4,475	(3,216)	(71.9%)	—	—	—	0.0%

Net Operating Income (3) - cash basis	$248,497	$239,271	$9,226	3.9%	$7,004	$7,735	$(731)	(9.5%)

	Sub-Total				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-13	31-Mar-12	Change	Change	31-Mar-13	31-Mar-12	Change	Change

Rental Revenue	$426,196	$414,175			$13,869	$11,297
Less Termination Income	476	485			—	—

Rental revenue - subtotal	425,720	413,690	$12,030	2.9%	13,869	11,297	$2,572	22.8%

Operating expenses and real estate taxes	156,663	150,709	5,954	4.0%	9,777	8,814	963	10.9%

Net Operating Income (1)	$269,057	$262,981	$6,076	2.3%	$4,092	$2,483	$1,609	64.8%

Rental revenue - subtotal	$425,720	$413,690			$13,869	$11,297

Less straight line rent and fair value lease revenue	14,815	20,450	(5,635)	(27.6%)	115	166	(51)	(30.7%)

Rental revenue - cash basis	410,905	393,240	17,665	4.5%	13,754	11,131	2,623	23.6%
Less:
Operating expenses and real estate taxes	156,663	150,709	5,954	4.0%	9,777	8,814	963	10.9%
Add:
Straight line ground rent expense (2)	1,259	4,475	(3,216)	(71.9%)	542	557	(15)	(2.7%)

Net Operating Income (3) - cash basis	$255,501	$247,006	$8,495	3.4%	$4,519	$2,874	$1,645	57.2%

	Unconsolidated Joint Ventures (4)				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-13	31-Mar-12	Change	Change	31-Mar-13	31-Mar-12	Change	Change

Rental Revenue	$70,996	$74,975			$511,061	$500,447
Less Termination Income	—	331			476	816

Rental revenue - subtotal	70,996	74,644	$(3,648)	(4.9%)	510,585	499,631	$10,954	2.2%

Operating expenses and real estate taxes	21,853	20,480	1,373	6.7%	188,293	180,003	8,290	4.6%

Net Operating Income (1)	$49,143	$54,164	$(5,021)	(9.3%)	$322,292	$319,628	$2,664	0.8%

Rental revenue - subtotal	$70,996	$74,644			$510,585	$499,631

Less straight line rent and fair value lease revenue	13,364	17,125	(3,761)	(22.0%)	28,294	37,741	(9,447)	(25.0%)

Rental revenue - cash basis	57,632	57,519	113	0.2%	482,291	461,890	20,401	4.4%
Less:
Operating expenses and real estate taxes	21,853	20,480	1,373	6.7%	188,293	180,003	8,290	4.6%
Add:
Straight line ground rent expense (2)	—	—	—	0.0%	1,801	5,032	(3,231)	(64.2%)

Net Operating Income (3) - cash basis	$35,779	$37,039	$(1,260)	(3.4%)	$295,799	$286,919	$8,880	3.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2013

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2013

	Office	Office/Technical	Total
Vacant space available @ 1/1/2013 (sf)	3,420,545	80,708	3,501,253
Property dispositions/ properties taken out of service (sf)	(32,148)	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	374,909	—	374,909
Leases expiring or terminated 1/1/2013-3/31/2013 (sf)	839,958	31,060	871,018

Total space available for lease (sf)	4,603,264	111,768	4,747,180

1st generation leases (sf)	281,598	—	281,598
2nd generation leases with new tenants (sf)	538,616	—	538,616
2nd generation lease renewals (sf)	444,243	31,060	475,303

Total space leased (sf)	1,264,457	31,060	1,295,517 (1)

Vacant space available for lease @ 3/31/2013 (sf)	3,338,807	80,708	3,419,515

Net (increase)/decrease in available space (sf)	81,738	—	81,738

Second generation leasing information: (2)
Leases commencing during the period (sf)	982,859	31,060	1,013,919
Average lease term (months)	123	12	119
Average free rent period (days)	98	—	94
Total transaction costs per square foot (3)	$39.04	$0.29	$37.81
Increase (decrease) in gross rents (4)	-2.56%	3.93%	-2.45%
Increase (decrease) in net rents (5)	-4.37%	4.87%	-4.17%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	—	261,647	-4.11%	-7.19%	261,647	350,382
New York	9,498	87,122	-1.68%	-3.39%	96,620	89,468
Princeton	—	266,356	-11.09%	-18.11%	266,356	82,208
San Francisco	—	109,647	10.89%	18.58%	109,647	88,758
Washington, DC	272,100	289,147	1.33%	1.72%	561,247	315,856

	281,598	1,013,919	-2.45%	-4.17%	1,295,517	926,672

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,013,919 square feet of second generation leases that commenced in Q1 2013, 626,473 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 910,778 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 910,778 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 387,446.

Boston Properties, Inc.

First Quarter 2013

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2013	2012	2011		2010

Recurring capital expenditures	$6,418	$23,774	$29,334		$13,988

Planned non-recurring capital expenditures associated with acquisition properties	1,201	22,287	4,358		395

Hotel improvements, equipment upgrades and replacements	143	896	4,010	(1)	2,262	(2)

	$7,762	$46,957	$37,702		$16,645

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2013	2012	2011	2010
Office
Square feet	982,859	3,572,825	4,116,436	4,765,440

Tenant improvements and lease commissions PSF	$39.04	$45.31	$30.32	$35.77

Office/Technical
Square feet	31,060	59,788	184,849	149,617

Tenant improvements and lease commissions PSF	$0.29	$3.94	$23.97	$2.14

Average tenant improvements and lease commissions PSF	$37.81	$44.63	$30.05	$34.74

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2013

ACQUISITIONS/DISPOSITIONS

as of March 31, 2013

ACQUISITIONS

For the period from January 1, 2013 through March 31, 2013

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased

535 Mission Street	February 6, 2013	307,000	$71,000,000	$144,000,000	(1)	$215,000,000	0%
Transbay Tower (95% ownership interest)	March 26, 2013	N/A	191,800,000	38,200,000	(2)	230,000,000	N/A
Reston Signature Site	March 29, 2013	N/A	27,000,000	—		27,000,000	N/A

Total Acquisitions		307,000	$289,800,000	$182,200,000		$472,000,000	0%

(1)	The Company has commenced construction of this project (See Page 48).
(2)	Represents design, permitting, administrative and legal costs to prepare the project for construction.

DISPOSITIONS

For the period from January 1, 2013 through March 31, 2013

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Montvale Center	February 20, 2013	123,630	$25,000,000	$20,182,000	(1)

Total Dispositions		123,630	$25,000,000	$20,182,000

(1)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.

Boston Properties, Inc.

First Quarter 2013

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2013

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at 3/31/2013 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
Seventeen Cambridge Center	Q3 2013	Q3 2013	Cambridge, MA	1	195,191	$71,367,752	$86,300,000	$—		$—	$14,932,248	100%	0%
Cambridge Center Connector (5)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500	12,722,985	24,600,000	—		—	11,877,015	100%	0%
Annapolis Junction Building Seven (50% ownership) (6)	Q4 2013	Q4 2014	Annapolis, MD	1	125,000	5,903,629	16,050,000	—	(6)	—	10,146,371	0%	0%
680 Folsom Street	Q1 2014	Q3 2015	San Francisco, CA	2	522,000	210,017,682	340,000,000	—		—	129,982,318	85%	0%
250 West 55th Street (7)	Q1 2014	Q4 2015	New York, NY	1	989,000	758,692,999	1,050,000,000	—		—	291,307,001	46%	0%
535 Mission Street (8)	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	72,464,347	215,000,000	—		—	142,535,653	0%	0%

Total Office Properties under Construction				6	2,180,691	$1,131,169,394	$1,731,950,000	$—		$—	$600,780,606	52%	0%

Residential
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	355,668	$78,209,209	$137,250,000	$—		$—	$59,040,792	N/A	N/A

Total Residential Properties under Construction				1	355,668	$78,209,209	$137,250,000	$—		$—	$59,040,792	N/A	N/A

Total Properties under Construction				7	2,536,359	$1,209,378,602	$1,869,200,000	$—		$—	$659,821,398	52%	0%

PROJECTS PLACED IN-SERVICE DURING 2013

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 3/31/2013 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Annapolis Junction Building Six (50% ownership)	Q3 2012	Q2 2014	Annapolis, MD	1	120,000	$11,137,714	$14,000,000	$9,500,000	$6,996,571	$358,857	49%	100%
500 North Capitol Street, N.W. (30% ownership)	Q4 2012	Q4 2013	Washington, DC	1	232,000	31,026,873	36,540,000	32,100,000	26,955,208	368,335	84%	100%
Two Patriots Park (9)	Q1 2013	Q1 2013	Reston, VA	1	255,951	54,686,950	64,000,000	—	—	9,313,050	100%	100%

Total Projects placed in Service				3	607,951	$96,851,537	$114,540,000	$41,600,000	$33,951,778	$10,040,241	84%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (11)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	37.2%	$12.15	N	S	386,000
North First Business Park	San Jose CA	5	190,636	87.2%	14.94	N	S	683,000
601 Massachusetts Avenue (12)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	478,000

Total Properties held for Re-Development		7	428,024	90.4%	$22.16			1,547,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of April 26, 2013, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet.
(6)	The joint venture closed on a $22.0 million construction loan for Annapolis Junction Building Seven on April 4, 2013, of which the Company’s share is $11.0 million.
(7)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(8)	On February 6, 2013 the Company completed the acquisition of 535 Mission Street for an aggregate purchase price of approximately $71.0 million, including work completed and materials purchased to date.
(9)	Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(11)	The incremental square footage increase in Estimated Future Square Feet is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.
(12)	The Company executed a lease with Arnold & Porter on December 21, 2012 for approximately 376,000 square feet, or 79% of the building, at 601 Massachusetts Avenue. Construction commenced on April 25, 2013.

Boston Properties, Inc.

First Quarter 2013

VALUE CREATION PIPELINE - OWNED LAND PARCELS

As of March 31, 2013

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (3)	38.3	1,160,000
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	267,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (4)	0.2	TBD
San Francisco, CA (5)	1.3	1,422,000

	370.7	10,810,976

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

As of March 31, 2013

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (6)	143.1	1,780,000
Cambridge, MA (7)	—	207,500

	143.1	1,987,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	On March 29, 2013, the Company completed the acquisition of a parcel of land for a purchase price of approximately $27.0 million. The land parcel is commercially zoned for approximately 250,000 square feet of office space.
(4)	The venture owns five lots with air rights and developable square footage remains to be determined.
(5)	On March 26, 2013, the consolidated joint venture in which the Company has a 95% interest completed the acquisition of a land parcel in San Francisco which will support a 60-story, 1.4 million square foot office tower known as Transbay Tower.
(6)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(7)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2013

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustments. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of Outerperformance Awards (“OPP Awards”) or Multi-Year Long-Term Incentive Program Awards (“MYLTIP Awards”) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total combined market capitalization does not include OPP Awards or MYLTIP Awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following our acquisitions of 767 Fifth Avenue (The GM Building), Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2013

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, impairment loss, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income, gains (losses) from investments in securities, gains (losses) from early extinguishment of debt and discontinued operations. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

First Quarter 2013

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.